UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07483

                        SCHRODER CAPITAL FUNDS (DELAWARE)
               (Exact name of registrant as specified in charter)
                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                        Schroder Capital Funds (Delaware)
                                 P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2003

                    DATE OF REPORTING PERIOD: APRIL 30, 2003

ITEM 1.   REPORTS TO STOCKHOLDERS.

                                                           SCHRODER MUTUAL FUNDS

APRIL 30, 2003   SEMI-ANNUAL REPORT


                 Schroder Emerging Markets Fund
                 Schroder International Fund
                 Schroder U.S. Large Cap Equity Fund
                 Schroder U.S. Opportunities Fund
                 Schroder MidCap Value Fund
                 Schroder Small Capitalization Value Fund

[LOGO OMITTED]
SCHRODERS
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SCHRODER MUTUAL FUNDS
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                                                                  May 16, 2003

Dear Shareholder:

We are pleased to provide the Semi-Annual Report to shareholders of the Schroder Mutual Funds, which covers the six-month period ended April 30, 2003. This report includes comments from portfolio managers, schedules of investments and other relevant information regarding the Schroder Mutual Funds. We encourage you to read the report and we thank you for making Schroders part of your investment program.

Once again, volatile may be the best way to describe the performance of equity markets over the last six months. While the major market indices, including the S&P 500, the Russell 2000 and the Morgan Stanley Capital International EAFE Index all posted positive returns, the ride was not a smooth one.

There were a number of contributing factors. The war with Iraq, tensions with North Korea over nuclear weapons production, oil supplies and fear of the respiratory disease SARS were all cause for investor concern globally. Despite the market rallies at the end of 2002 and in April, these events along with weaker than expected corporate profits kept an already fragile economy from recovering.

Central banks, including the U.S. Federal Reserve and the European Central Bank, attempted to help stagnant economies by cutting interest rates yet again. These efforts were made to offset, among other factors, high unemployment rates, weakness in the manufacturing sector and rising energy costs. Then, towards the end of the period, the U.S. dollar was pushed to a four-year low versus the euro. While this benefited U.S. dollar-based investors, it did just the opposite for U.S. companies who sell their goods abroad.

All of this underscores the importance of diversity and the necessity of taking a long-term outlook to your portfolio. Occasionally, markets move in sync with one another. But to help protect you in times when they do not, investing in a range of domestic and international equity and bond funds is prudent. Also, looking at your investments over a long time horizon will allow you to weather any single short-term decline and potentially benefit from the normal up and down cycles markets produce.

We thank you for making Schroders part of your investment goals and for your continued confidence.


                                                       Sincerely,


                                                       /S/ CATHERINE A. MAZZA
                                                       ----------------------
                                                       Catherine A. Mazza
                                                       President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS SEMI-ANNUAL REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF APRIL 30, 2003.

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SCHRODER EMERGING MARKETS FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 16, 2003)

PERFORMANCE

The Schroder Emerging Markets Fund had a total return of 4.61% for the six months ended April 30, 2003. Its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, had a total return of 5.93% for the same period.

The Fund's overweight position (versus the benchmark) in the Korean financial sector, including holdings in KOOKMIN BANK, KORAM BANK and SAMSUNG FIRE & MARINE INSURANCE detracted from performance. Within Korea, the overall sector suffered due in part to corporate governance concerns at SK GLOBAL. Stock selection in Brazil, including the consumer stock AMBEV and the financial company BANCO ITAU, also hindered performance.

A positive contributor to Fund performance was its overweight position in TAIWAN SEMICONDUCTOR MANUFACTURING, which benefited from increased demand. Stock selection in Hong Kong and China also aided performance, with companies such as DENWAY MOTORS and BYD posting strong returns based on consumer strength and the high rate of industrial growth. Finally, the Fund's overweight position in the Russian oil sector supported results.

MARKET BACKGROUND

For the six months covered by this report, emerging markets generally outperformed developed international markets. A portion of this can be attributed to the increased risk investors were willing to take at the start of the timeframe in areas such as technology and companies with a strong cyclical bias. Another contributing factor was the stabilization of the Brazilian and Turkish markets following national elections. However, as war in Iraq appeared imminent and investors became risk averse, emerging markets suffered. This weakness continued until the war commenced and then as it appeared that the outcome would be positive, markets, especially those perceived as having higher risk, rallied.

PORTFOLIO REVIEW

Despite profit taking toward the end of the period, the Fund's energy sector remained its largest overweight position. Holdings in this area, including PETROBRAS in Brazil, YUKOS and LUKOIL in Russia, PETROCHINA in China, and CNOOC in Hong Kong, benefited from the uncertainty caused by the war in Iraq and ongoing production disruption in Venezuela. In China and Hong Kong, domestic demand remained robust; therefore, the Fund added consumer stocks such as DENWAY MOTORS. Also, given strong subscriber growth in mobile communications, the Fund's overweight position in that sector is expected to continue with stocks such as South Africa's MTN GROUP and Mexico's AMERICA MOVIL.

In China, the Fund purchased transport companies COSCO PACIFIC and ZHEJIANG EXPRESSWAY and added to both consumer and oil stocks. However, given concerns about competition and regulation within the telecommunications sector, the Fund's holdings in CHINA MOBILE were reduced. In India, holdings were shifted from the technology to the pharmaceutical sector resulting in the Fund being overweight versus the benchmark. In South Korea, valuations were attractive and holdings were concentrated in both financial and consumer stocks. The exception to this is the telecommunications sector, where the Fund sold KT CORPORATION and SK TELECOM during the period. Given Thailand's improving economic outlook and strong growth rate, the Fund was overweight versus the benchmark during the period.

In Latin America, the Fund's Brazilian holdings were increased during the period as the country's outlook improved and risk aversion levels fell. The newly elected president proved he could govern Brazil effectively causing investor confidence to rise. The Fund's holdings in the energy company PETROBRAS were increased along with financial and telecommunications stocks. The Fund was overweight in Mexico, as many of the nation's companies have good growth prospects and strong cash flow generation.

In Europe, the Middle East and Africa, the Fund purchased South Africa's iron ore producer KUMBA RESOURCES in an attractively priced initial public offering. However, overall holdings in the country were underweight versus the benchmark due to the weak growth outlook. In Russia, although profits were taken during the period, the Fund was overweight on our estimation that Russia will continue to benefit from high oil prices, the stable debt position and further progress on cor-

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                                       2
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SCHRODER EMERGING MARKETS FUND
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porate  governance  reforms.  Due to the  uncertain  outlook in  Turkey,  mainly resulting from the tension in the Middle East, the Fund was neutrally positioned there. In Hungary, the Fund purchased telecommunications stock MATAV RT at an attractive valuation and is expected to benefit from the company's strong cash flow generation and low level of indebtedness.

OUTLOOK

The outlook for emerging markets is uncertain in the short-term due to events in the Middle East and the general state of the global economy. However, our medium-term view is strong given the positive earnings outlook, particularly in Asia where corporate restructuring continues. In the long-term, we believe that emerging markets remain very attractive as development and structural changes continue and efficiency increases.

PERFORMANCE INFORMATION

                                                        One Year Ended    Five Years Ended     Inception to
                                                        April 30, 2003     April 30, 2003     April 30, 2003
                                                        --------------    ----------------    --------------
Schroder Emerging Markets Fund -- Investor Shares ......     -16.12%           -3.93%(a)          -2.77%(b)

(a) Average annual total return.

(b) Average annual total return from commencement of Fund operations (October 31, 1997).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                  TOP 5 HOLDINGS*
SECURITY                              % OF NET ASSETS
--------------------------------------------------------

Samsung Electronics                          6.6%
Taiwan Semiconductor Manufacturing           4.2
Petrobras ADR                                3.6
America Movil ADR                            2.6
Kookmin Bank                                 2.5

*INCLUDES VALUE OF EQUITY-LINKED WARRANTS AND PREFERRED STOCK

              GEOGRAPHIC ALLOCATION
--------------------------------------------------------
               [GRAPHIC OMITTED]
               PLOT POINTS FOLLOW:

                              % OF NET ASSETS
ASIA/FAR EAST                      48.5%
LATIN AMERICA                      23.1
AFRICA                             11.4
EUROPE                              8.1
SHORT-TERM INVESTMENTS
  AND OTHER NET ASSETS              8.9

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                                        3
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SCHRODER INTERNATIONAL FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 16, 2003)

PERFORMANCE

For the six-month period ended April 30, 2003, the Schroder International Fund had a total return of -3.14%. The Fund's benchmark, the Morgan Stanley Capital International EAFE Index, had a total return of 1.81% during the period.

Stock selection detracted from performance during the period as several large cap companies held by the Fund suffered from the risk-averse and volatile environment. While certain stocks fell due to adverse business developments, others dropped despite little change in companies' fundamental prospects. When some of the risk aversion lessened in April, many stock prices that declined earlier in the period experienced a rebound.

When SONY announced operating profits significantly below expectations and lowered forecasts for the coming year as a result of costs associated with reforming the business, its stock fell sharply. AHOLD, the Dutch food retailer, also experienced a drop after the company revealed accounting irregularities at its U.S. subsidiary. Although it reported results in line with expectations, the Singaporean bank DBS GROUP HOLDINGS declined significantly. This can be partially attributed to fears regarding weak loan demand and consumer credit quality in Singapore, as well as the possibility that the outbreak of SARS may exacerbate these difficulties. Performance of the U.K. publishing group Pearson was weak as a result of lower advertising revenues at the FINANCIAL TIMES (viewed as a short-term consequence of the Iraqi war) and a more cautious outlook for U.S. education spending.

Although the Fund's overweight position in the telecommunications sector and underweight position in the consumer staples sector helped performance, overall sector selection had a negative impact on performance due to the Fund's overweighting of the consumer discretionary sector. Finally, Fund positioning in the Pacific ex-Japan region, particularly the Australian and South Korean exposure, detracted from performance.

MARKET BACKGROUND

International equity markets were volatile over the six-month period to April 30, 2003. The contributing factors included geopolitical uncertainty, global growth concerns, weak consumer and business confidence and high oil prices. The end of the war in Iraq triggered a market rally from March lows. This was driven by a fall in the price of oil, rebound in consumer confidence and lower risk aversion. The U.S. dollar declined against major currencies, most notably the euro, over growing concerns about the U.S. economy and its ability to attract the level of foreign investment necessary to sustain the large current account deficit.

Continental European markets were particularly volatile. There were also concerns that the December and March cuts in eurozone interest rates would be largely ineffective. This was a result of the continued strength of the euro, which in April reached a four-year high relative to the U.S. dollar and reduced the competitiveness of the region's exports. However, the results were strong six-month returns in U.S. dollar terms for the region, benefiting U.S. dollar-based investors.

The U.K. was not as defensive as expected as markets fell. Fears that U.K. insurance companies would be forced to sell equities to meet the solvency requirements of the Financial Services Authority contributed to the weakness at the start of 2003 and the market was later hampered by its defensive composition when equities rallied. U.K. interest rates were reduced during the period as the housing market and consumer spending, important sources of support to the country's economy, appeared to falter.

Part of the Japanese equity market's weakness in the six month period, and most notably since the start of 2003, was the imbalance in supply and demand for Japanese shares. Banks, insurance companies and employee pension funds reduced their equity exposure prior to calendar year-end, detrimentally impacting large, liquid stocks. The efforts of some major banks to improve their capital position without government aid triggered a rebound among weaker borrowers. The Japanese government continued to make little progress in tackling financial sector difficulties and deflation. It was widely hoped that the new governor of the Bank of Japan would adopt a more radical approach in setting monetary policy, but the ultimate appointee disappointed these expectations.

--------------------------------------------------------------------------------
                                       4
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SCHRODER INTERNATIONAL FUND
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Australia  and New Zealand  produced the  strongest  performance  in the Pacific ex-Japan region. While showing some signs of slowing, their economies continued to appear relatively robust and the defensive composition of their equity markets provided a safe haven against war-related uncertainty and, towards the end of the review period, the outbreak of SARS. Several economies in the region, and Hong Kong in particular, were showing signs of benefiting from strong growth in China and some of these effects began to fade with the spread of the
respiratory   disease.   Economic   growth   forecasts  were  revised   downward
accordingly, although the final economic impact appeared unclear.

PORTFOLIO REVIEW

Individual stock considerations shaped the Fund's investment policy during the period resulting in no major shifts. The period's volatility and high level of risk aversion presented opportunities to invest in quality companies whose valuations reflected unreasonably poor future growth prospects. This was seen in the consumer cyclical and insurance sectors and as a result, the Fund was overweight in the consumer discretionary sector and had a higher weighting in financial services. Several telecommunications companies performed strongly following efforts to restructure their businesses and control costs, prompting some profit taking. The Fund ended the period modestly overweight in this sector. The Fund was underweight in the more defensive consumer staples, energy and utilities sectors. These types of companies, with perceived safe, visible business patterns, held up comparatively well during the period but in certain instances, their valuations fully reflected and even overestimated growth prospects.

The Fund's country positioning was primarily attributable to stock level decisions, rather than macroeconomic views. Exposure to emerging markets continued due to cheap valuations relative to developed nations. Even with their strong performance in recent quarters, the stock prices of many emerging market companies did not reflect the relative improvement in return on equity. A modest increase in the Fund's exposure to Japan reflected recent improvements in some company's profits, mainly as a result of internal restructuring initiatives.

OUTLOOK

The rebound in international equity markets from the lows reached in mid-March suggests that at least some of the weakness experienced in the first quarter of 2003 is attributable to geopolitical uncertainty. Lower risk aversion, improving earnings prospects and reasonable valuations provide a more supportive environment, although the macroeconomic outlook remains uncertain and could constrain near-term progress. The Fund is not dependent on bullish economic expectations and continues to focus on attractively valued stocks with factors other than simply economic sensitivity to drive returns. Attributes such as cost competitiveness, financial flexibility and franchise leadership are particularly important in an environment of modest economic growth, and are well represented among the Fund's holdings.

--------------------------------------------------------------------------------

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SCHRODER INTERNATIONAL FUND
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PERFORMANCE INFORMATION

                                                        One Year Ended    Five Years Ended    Ten Years Ended
                                                        April 30, 2003     April 30, 2003     April 30, 2003
                                                        --------------    ----------------    ---------------
Schroder International Fund -- Investor Shares ..........   -23.96%           -6.57%(a)          2.91%(a)

(a) Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                  TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------
Vodafone Group                               2.8%
Roche Holding                                2.2
British Petroleum                            2.0
Total Fina Elf                               2.0
ING Groep                                    1.8

               GEOGRAPHIC ALLOCATION
--------------------------------------------------------
                [GRAPHIC OMITTED]
               PLOT POINTS FOLLOW:

                              % OF NET ASSETS
CONTINENTAL EUROPE                     44.7%
U.K.                                   23.1
JAPAN                                  16.7
PACIFIC EX-JAPAN                        6.7
EMERGING MARKETS                        6.5
SHORT-TERM INVESTMENTS
  AND OTHER NET ASSETS                  2.3

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                                        6
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SCHRODER U.S. LARGE CAP EQUITY FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF JUNE 4, 2003)

PERFORMANCE

Total return for the Schroder U.S. Large Cap Equity Fund for the six-month period ended April 30, 2003 was 8.70% compared with its benchmark, the S&P 500 Index, which had a total return of 4.48%.

The Fund's strong performance versus the benchmark was mainly attributed to stock selection, primarily in the financial services and capital goods sectors. Holdings in these areas that highlight this positive contributor include TRAVELERS PROPERTY CASUALTY, XL CAPITAL and GENERAL ELECTRIC.

Within financial services, U.S. insurance companies performed after premiums rose due to a supply and demand imbalance. The continued strength of the U.S. housing market also benefited the sector. The rise in capital goods companies is due in part to the anticipation of a pickup in economic activity and earnings growth.

Performance was hindered by the Fund's holdings in ALTRIA GROUP, which fell when its Philip Morris tobacco subsidiary was ordered to pay over $10 billion in a legal judgment against the company.

MARKET BACKGROUND

The build-up to and arrival of the war with Iraq caused volatility in U.S. markets over the six-month period. Although a rally occurred when fighting initially broke out, it could not be sustained as investors became concerned that it would be a drawn out conflict. However, markets rose again in April amid a number of circumstances. The first was optimism that economic and corporate earnings growth would accelerate following the war's end. Second was a belief that the SARS disease was being contained. Third was that earnings results for the first quarter of 2003 were not as bad as initially feared although cost cutting, rather than demand growth, was largely behind the improved figures at many companies.

PORTFOLIO REVIEW

After a strong performance by U.S. equities in the last three months of 2002, the Fund took the opportunity to reduce select holdings in an effort to minimize overall risk. In the financial services sector, holdings in CITIGROUP were trimmed due to the company's large exposure to market sensitive revenues. In turn, the Fund invested in the insurance company XL CAPITAL was purchased based on its strong balance sheet.

In the consumer staples sector, the Fund sold its holdings in SARA LEE and reinvested the proceeds into COCA-COLA. This was done based on our belief that the sluggish turnaround in Sara Lee's bakery division may dilute the company's strategic focus on core brands and that Coca-Cola offers greater upside potential given their growth in non-carbonated beverages and new product roll-outs.

OUTLOOK

While Alan Greenspan, the Chairman of the Federal Reserve, remained cautiously optimistic in his recent address to Congress; the April rallies in U.S. equity markets may signal that investors believe economic activity will pick up in 2003. In reality, it may be more likely that a moderate economic recovery is in process and further equity market rises may be dependent upon continuously improving economic data. The Fund will focus on those companies which we believe have the ability to grow earnings through restructuring and/or cost rationalization as we believe that top line growth is difficult to attain in a low inflation environment.

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                                       7

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SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                        One Year Ended    Five Years Ended    Ten Years Ended
                                                        April 30, 2003     April 30, 2003     April 30, 2003
                                                        --------------    ----------------    ---------------
Schroder U.S. Large Cap Equity Fund -- Investor
   Shares ................................................   -12.02%           -2.75%(a)          7.13%(a)

(a) Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                   TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
---------------------------------------------------------

Microsoft                                    6.0%
Pfizer                                       4.1
Wyeth                                        4.0
General Electric                             4.0
Exxon Mobil                                  4.0

                    TOP 5 SECTORS
SECTOR                                % OF NET ASSETS
---------------------------------------------------------

Financial Services                          18.7%
Health Care                                 16.5
Capital Goods                               11.2
Consumer Staples                             8.9
Computer Software                            7.5

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                                        8
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SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 29, 2003)

PERFORMANCE

For the six months ended April 30, 2003, the total return of the Schroder U.S. Smaller Companies Fund was 1.18%. The Fund's benchmark, the Russell 2000 Index, had a total return of 7.55% for the same period.

While the Fund's overweight position (versus the benchmark) in both the consumer discretionary and healthcare sectors hurt performance, strong stock selection in the areas of materials and processing and consumer durables proved beneficial.

MARKET BACKGROUND

The six months covered by this report were a trying time for U.S. equities. The war in Iraq and tensions on the Korean peninsula resulted in geopolitical volatility, corporate profits continued to erode and corporate scandals remained, all testing consumer confidence. Despite rallies seen at the end of 2002 and during April, the U.S. equity markets were without the anchor needed for prolonged periods of growth.

PORTFOLIO REVIEW

During the period, the Fund underwent a major rebalancing to bring the overweight position of the consumer discretionary sector more closely in line with the benchmark.

Positive earnings reports from two companies held by the Fund boosted their stock price and therefore benefited performance. They were PHOTON DYNAMICS, a provider of yield management solutions to the flat panel display industry and PROGRESS SOFTWARE, a company that develops, markets and distributes software for business applications.

MICHAELS STORES, after reporting another quarter of disappointing returns, suffered a price decline thereby hurting Fund performance. Although the company had been a significant holding of the Fund due to the attractiveness of the craft segment, we chose to sell the position after concerns over the company's leadership. CHARLES RIVER LABORATORIES INTERNATIONAL was another company that reported poor earnings, negatively impacting the Fund's performance. This stock was also sold by the Fund as a result of a fundamental change in the company's outlook.

OUTLOOK

Worries over a protracted U.S. presence in Iraq, the uncertainty of economic recovery in the U.S. and levels of corporate profits all continue to affect the U.S. stock markets. However, there are signs that corporate spending will increase in the second half of 2003. To take advantage of this possibility the Fund is overweight in the technology sector as we believe it shows the most promising signs of an economic turnaround.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION*

                                                      One Year Ended     Five Years Ended      Inception to
                                                      April 30, 2003      April 30, 2003      April 30, 2003
                                                      --------------     ----------------     --------------
Schroder U.S. Opportunities Fund -- Investor Shares        -20.76%           1.77%(a)            13.00%(b)

(a) Average annual total return.

(b) Average annual total return from commencement of Fund operations (August 6, 1993).

* Effective January 1, 2003, Jenny B. Jones replaced Ira Unschuld as the portfolio manager primarily responsible for making investment decisions for the Fund. The performance results shown for prior periods would not necessarily have been achieved under the current portfolio manager.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                   TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
------------------------------------------------------------

Platinum Underwriters Holdings               2.2%
Photon Dynamics                              2.2
Regis                                        2.1
Cymer                                        1.8
Reinsurance Group of America                 1.8

                    TOP 5 SECTORS
SECTOR                                % OF NET ASSETS
------------------------------------------------------------

Technology                                  15.4%
Health Care                                 14.9
Finance                                     12.2
Consumer Discretionary                       8.7
Energy                                       7.9


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2003)

PERFORMANCE

The Schroder MidCap Value Fund's total return for the six months ended April 30, 2003 was 4.51%. The Fund's benchmark, the Russell MidCap Index, had a total return of 7.58% for the same period.

MARKET BACKGROUND

During the six-month period, U.S. equity markets rose in what was their first sustained improvement since March 2000. During the period, U.S. mid cap equity returns exceeded those in the large cap category, primarily due to a post-war rally seen in April. Leading this rise were issues in internet software, internet retail, computer storage, wireless services and semiconductors, all sectors which were oversold during the 1999-2000 bubble economy. The energy, defense/aerospace, and household products sectors were all generally sluggish in their performance during the period.

PORTFOLIO REVIEW

Stock selection across diverse industry groups was the main driver of performance. Declines in long-term holdings defense contractor, NORTHROP GRUMMAN and pharmaceutical services company, AMERISOURCEBERGAN, as well as in two new positions in IDT, a multi-national telecommunications company and Wilmington Trust, a multi-bank holding company detracted from the Fund's performance relative to the benchmark during the period. Positive contributors to performance relative to the benchmark during the period included VERISIGN, a provider of internet trust services, generic pharmaceutical manufacturer, BARR LABORATORIES, office supply retailer, STAPLES and BJ SERVICES, an oil services company, as well as new positions initiated during the period in the marketing and advertising company, OMNICOM GROUP, DOVER, a capital goods producer and HARTFORD FINANCIAL SERVICES GROUP, an insurance provider.

The Fund finished the six-month period overweight versus the benchmark in the energy sector. Also, holdings in the consumer sectors were reduced in favor of capital goods and healthcare stocks.

OUTLOOK

The strong performance of small and mid cap U.S. stocks seen recently may, in our opinion, mark the beginning of a sustained period when they outperform their large cap counterparts. This view is due to the parallels we see between the burst of the dot-com bubble and the period from 1972 to 1974 when the "Nifty Fifty" speculative bubble popped. During that historical time, the U.S. market corrected sharply for two years, followed by eight years of a range-bound market for large caps. Over the same eight years, from 1977 to 1983, the "UnNifty 450" (a proxy for small and mid cap U.S. equities) outperformed U.S. large cap stocks. Among the reasons for the shift was that small and mid sized companies offered lower valuations and better fundamentals. We believe that a similar situation may exist today. In addition, with the recent restructuring of investment banks' research departments, coverage of small and mid cap stocks is diminishing. This reduced exposure can lead to mispricing and a stock picker's market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                        One Year Ended    Five Years Ended     Inception to
                                                        April 30, 2003     April 30, 2003     April 30, 2003
                                                        --------------    ----------------    --------------
Schroder MidCap Value Fund -- Investor Shares ..........    -14.79%           0.12%(a)           3.32%(b)

(a) Average annual total return.

(b) Average annual total return from commencement of Fund operations (August 1, 1997).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                   TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
---------------------------------------------------------

VeriSign                                     4.2%
Willis Group Holdings                        4.1
BJ Services                                  4.1
Devon Energy                                 3.8
AmerisourceBergen                            3.8

                    TOP 5 SECTORS
SECURITY                              % OF NET ASSETS
---------------------------------------------------------

Technology                                  16.1%
Health Care                                 13.4
Capital Goods                               13.1
Business Services                           12.1
Energy                                      11.5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2003)

PERFORMANCE

For the six-month period ended April 30, 2003 the Schroder Small Capitalization Value Fund had a total return of 7.62%, compared with its benchmark, the Russell 2000 Index, which had a total return of 7.55%.

MARKET BACKGROUND

During the six-month period, U.S. equity markets rose in what was their first sustained improvement since March 2000. During the period, small cap equity returns exceeded those in the large cap category, primarily due to a post-war rally seen in April. Leading this rise were issues in internet software, internet retail, computer storage, wireless services and semiconductors, all sectors which were oversold during the 1999-2000 bubble economy. The energy, defense/aerospace, and household products sectors were all generally sluggish in their performance during the period.

PORTFOLIO REVIEW

The period under review was dominated by geopolitical concerns including the war in Iraq and a lackluster domestic economic recovery. Until the war broke out, the Fund's defensive positioning helped performance. When fighting began, the Fund's positions in the technology and consumer cyclical sectors were increased and holdings such as PARAMETRIC Technology and STORAGE TECHNOLOGY (sold during the period), UNIVERSAL ELECTRONICS and GTECH HOLDINGS participated in the post-war market rally. Strong contributions also came from BARR LABORATORIES, a generic pharmaceutical company, LANDSTAR SYSTEM, a trucking and logistics company, JARDEN, a consumer products company, and CALGON CARBON, a water purification company. Detractors from performance included Titan, a defense IT company, SCHOLASTIC, a book publisher, and CAL DIVE INTERNATIONAL, an oil services company.

The Fund finished the six-month period overweight versus the benchmark in the energy sector. Also, holdings in the consumer staples sector were reduced in favor of capital goods and basic industry stocks.

OUTLOOK

The strong performance of small and mid cap U.S. stocks seen recently may, in our opinion, mark the beginning of a long period when they outperform their large cap counterparts. This view is due to the parallels we see between the burst of the dot-com bubble and the period from 1972 to 1974 when the "Nifty Fifty" speculative bubble popped. During that historical time, the market corrected sharply for two years, followed by eight years of a range-bound market for large caps. Over the same eight years, from 1977 to 1983, the "UnNifty 450" (a proxy for small and mid cap U.S. equities) outperformed U.S. large cap stocks. Among the reasons for the shift was that small and mid sized companies offered lower valuations and better fundamentals. We believe that a similar situation may exist today. In addition, with the recent restructuring of investment banks' research departments, coverage of small and mid cap stocks is diminishing. This reduced exposure can lead to mispricing and a stock picker's market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
                                                      One Year Ended      Five Years Ended     Inception to
                                                      April 30, 2003       April 30, 2003     April 30, 2003
                                                      --------------      ----------------    --------------
Schroder Small Capitalization Value Fund --
   Investor Shares ....................................   -19.44%             -0.20%(a)          8.32%(b)

(a) Average annual total return.

(b) Average annual total return from commencement of Fund operations (February 16, 1994).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                     TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------

Andrx                                        3.5%
Cima Labs                                    3.3
Jarden                                       3.2
GTECH Holdings                               3.2
Kennametal                                   3.0

                     TOP 5 SECTORS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------

Consumer Cyclicals                          12.9%
Technology                                  11.7
Energy                                      10.3
Health Care                                 10.0
Capital Goods                                9.5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

   Shares                                   Value $
   ------                                   -------

            COMMON STOCK - 79.8%
            ARGENTINA - 0.6%
      1,887 Quilmes Industrial ADR             18,474
      2,296 Tenaris ADR                        53,956
                                          -----------
                                               72,430
            BRAZIL - 6.3%
      3,160 Brasil Telecom ADR (1)             41,617
      3,723 Brasil Telecom Participacoes
              ADR                             131,794
  1,094,822 Cia Saneamento Basico
              de Sao Paulo                     39,087
      3,689 Companhia de Bebidas
              das Americas ADR                 73,374
      5,631 Companhia Vale do Rio Doce
              ADR                             148,658
      5,617 Pao de Acucar ADR                  81,447
      2,200 Petrobras ADR                      40,810
      7,900 Tele Norte Leste
              Participacoes                    85,715
     20,662 Telesp Celular Participacoes
              ADR (1)                          79,549
                                          -----------
                                              722,051
            CHILE - 0.7%
      6,976 Companhia Telecom Chile ADR        80,015
                                          -----------
            HONG KONG - 7.1%
     62,000 Byd                               122,823
     49,500 China Mobile (Hong Kong) (1)       99,329
    260,000 China Oilfield Services
              (Hong Kong) (1)                  55,007
    126,500 CNOOC                             166,254
     94,000 Cosco Pacific                      80,754
    170,000 Denway Motors                      56,129
    691,500 PetroChina                        157,823
    218,000 Zhejiang Expressway
              (Hong Kong) (1)                  83,856
                                          -----------
                                              821,975
            HUNGARY - 1.2%
      3,057 Matav Rt.                          59,336
      3,600 OTP Bank Rt.                       77,688
                                          -----------
                                              137,024
            INDIA - 5.0%
      2,679 Infosys Technologies              157,908
     20,140 Ranbaxy Laboratories              287,137
     23,010 Reliance Industries               133,603
                                          -----------
                                              578,648

   Shares                                   Value $
   ------                                   -------

            INDONESIA - 2.3%
    143,000 PT Astra International (1)         49,873
    442,876 Telekomunikasi Indonesia          209,350
                                          -----------
                                              259,223
            MALAYSIA - 0.9%
     48,000 Resorts World                     105,474
                                          -----------
            MEXICO - 11.0%
     35,500 Alfa                               60,535
     18,039 America Movil ADR                 302,514
      1,157 Coca-Cola Femsa ADR                24,586
     29,300 Consorcio (1)                      54,062
      2,114 Fomento Economico
              Mexicano ADR (1)                 80,248
    205,056 Grupo Financiero BBVA
              Bancomer (1)                    178,318
      6,700 Grupo Televisa ADR (1)            203,278
      7,835 Telefonos De Mexico ADR           236,695
     51,000 Wal-Mart De Mexico                129,829
                                          -----------
                                            1,270,065
            POLAND - 0.9%
      2,100 Bank Pekao (1)                     47,168
     17,500 Telekomunikacja Polska
              GDR (1)                          58,450
                                          -----------
                                              105,618
            RUSSIA - 5.2%
      9,600 Gazprom ADR                       151,200
      3,887 Lukoil Holdings Sponsored
              ADR                             267,581
      1,000 Yukos ADR                         175,000
                                          -----------
                                              593,781
            SOUTH AFRICA - 11.4%
     35,510 ABSA Group                        155,679
     12,057 Anglo American                    174,650
      3,100 Impala Platinum Holdings (1)      153,375
     11,600 Kumba Resources (1)                39,058
     55,900 MTN Group (1)                      93,726
         26 Nampak                                 41
    176,600 Old Mutual                        259,210
     11,541 Sappi                             142,591
     25,000 Sasol                             271,051
      5,497 Telkom South Africa                23,790
                                          -----------
                                            1,313,171
            SOUTH KOREA - 18.3%
      1,909 CJ Home Shopping (1)               87,201
      8,900 Hyundai Mobis                     176,901
      4,180 Hyundai Motor                      98,738
     10,371 Kookmin Bank                      291,071
     29,280 Koram Bank (1)                    190,621
      2,500 LG Chemical                        82,922

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2003 (UNAUDITED)

   Shares                                   Value $
   ------                                   -------

            COMMON STOCK - (CONTINUED)
            SOUTH KOREA - (CONTINUED)
      3,853 LG Petrochemical (1)               54,862
      2,650 POSCO                             223,560
      3,034 Samsung Electronics               761,621
      3,000 Samsung Fire & Marine
              Insurance                       148,148
                                          -----------
                                            2,115,645
            TAIWAN - 4.6%
    147,000 China Trust Financial
              Holding (1)                     114,699
     31,000 Hon Hai Precision Industry         96,930
    218,000 Siliconware Precision
              Industries (1)                  103,184
    160,000 Taiwan Semiconductor
              Manufacturing (1)               219,392
                                          -----------
                                              534,205
            THAILAND - 3.4%
    222,800 Kasikornbank (1)                  188,395
    525,000 Land & House (1)                   94,297
     35,000 Siam Cement (1)                   103,685
                                          -----------
                                              386,377
            TURKEY - 0.9%
  3,170,000 Anadolu Efes Biracilik
              Ve Malt Sanayii (1)              63,258
 12,964,687 Turkiye Is
              Bankasi (Isbank) (1)             39,946
                                          -----------
                                              103,204
                                          -----------
            TOTAL COMMON STOCK
              (Cost $9,164,008)             9,198,906
                                          -----------
            PREFERRED STOCK - 4.5%
            BRAZIL - 4.5%
 34,807,992 Banco Bradesco                    143,575
     22,051 Petrobras ADR                     377,293
                                          -----------
            TOTAL PREFERRED STOCK
              (Cost $363,144)                 520,868
                                          -----------
            EQUITY-LINKED
              WARRANTS (2) - 6.8%
            INDIA - 1.4%
     27,100 State Bank of India (1)           161,288
                                          -----------
            TAIWAN - 5.4%
    176,280 Formosa Chemical & Fibre          170,586
     76,213 Formosa Plastics                   94,123
     57,000 Quanta Computer                    99,807

   Shares                                   Value $
   ------                                   -------

            TAIWAN - (CONTINUED)
    190,090 Taiwan Semiconductor
              Manufacturing (1)               261,697
                                          -----------
                                              626,213
                                          -----------
            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $748,986)                 787,501
                                          -----------
            SHORT-TERM INVESTMENT - 1.9%
    223,367 SEI Daily Income Trust Money
              Market Fund 1.13% (3)
              (Cost $223,367)                 223,367
                                          -----------
            TOTAL INVESTMENTS (4)
              (Cost $10,499,505) - 93.0%   10,730,642
            OTHER ASSETS LESS
              LIABILITIES - 7.0%              802,456
                                          -----------
            TOTAL NET
              ASSETS - 100.0%             $11,533,098
                                          ===========

(1) Denotes non-income producing security.
(2) Securities are not readily marketable. See Note 2 in Notes to Financial Statements.
(3) Rate shown is 7-day yield as of April 30, 2003.
(4) The Fund additionally owned holdings in Companhia Vale do Rio Doce, Banco Nacional and TelecomAsia, all of which are valueless. Cost for these securities is included in total common stock.
ADR -- American  Depositary  Receipts
GDR -- Global Depositary Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS

                                CONTRACTS TO SELL
                                                  UNDERLYING     UNREALIZED
                                                 FACE AMOUNT   APPRECIATION
CONTRACT DATE   CURRENCY                UNITS      OF VALUE    (DEPRECIATION)*
-------------   --------               -------  -------------  ---------------
 05/02/03       South African Rand      71,548  $     9,671    $      (162)
 05/02/03       South African Rand     400,660       56,233          1,233
                                                -----------    -----------
                                                $    65,904    $     1,071
                                                ===========    ===========

                                CONTRACTS TO BUY
                                                  UNDERLYING     UNREALIZED
                                                 FACE AMOUNT   APPRECIATION
CONTRACT DATE   CURRENCY                UNITS      OF VALUE    (DEPRECIATION)*
-------------   --------               -------  -------------  ---------------
 05/05/03       South African Rand      18,252  $     2,495    $        12
 05/06/03       South African Rand     383,203       53,601           (985)
                                                -----------   -----------
                                                $    56,096    $      (973)
                                                ===========   ===========

* Does not include foreign currency spot contracts sold with unrealized depreciation of $1,170.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

   Shares                                   Value $
   ------                                   -------

            COMMON STOCK - 96.8%
            AUSTRALIA - 2.1%
     10,600 News Corporation                   75,459
     18,387 Qantas Airways (1)                 36,576
                                          -----------
                                              112,035
            BELGIUM - 1.2%
      3,860 Fortis                             64,272
                                          -----------
            CHINA - 0.4%
    100,000 PetroChina                         22,823
                                          -----------
            FINLAND - 0.9%
      2,630 Nokia                              44,496
                                          -----------
            FRANCE - 10.0%
        602 Casino Guichard-Perrachon          40,982
        492 Lafarge                            33,054
      1,480 Michelin Series B (1)              54,753
      1,157 Pechiney "A" Shares                33,378
      1,177 Renault                            50,899
      1,482 Schneider Electric                 70,159
      2,450 Societe Television
              Francaise 1                      68,820
      3,867 Suez (1)                           62,964
        797 Total Fina Elf                    104,511
                                          -----------
                                              519,520
            GERMANY - 6.7%
      1,700 BASF                               75,831
        990 Deutsche Boerse (1)                46,403
        730 Deutsche Lufthansa (1)              7,690
      2,632 Metro                              73,110
        578 Muenchener Rueckversicherungs      57,732
      3,810 ThyssenKrupp                       39,033
      1,395 Volkswagen                         49,040
                                          -----------
                                              348,839
            HONG KONG - 3.0%
      4,000 Cheung Kong Holdings               22,105
     22,500 China Mobile (Hong Kong) (1)       45,150
      9,000 Hutchison Whampoa                  50,083
      8,000 Sun Hung Kai Properties            37,543
                                          -----------
                                              154,881
            IRELAND - 1.1%
      4,490 Bank of Ireland                    54,869
                                          -----------
            ITALY - 1.5%
     15,400 Telecom Italia SpA                 75,792
                                          -----------
            JAPAN - 16.8%
        300 Fanuc (1)                          12,276
      1,000 Fuji Photo Film                    25,491
        220 Keyence                            35,363
      7,000 Matsushita Electric
              Industrial                       55,761
      9,000 Mitsubishi Estate (1)              52,675

            JAPAN - (CONTINUED)
     13,000 Mitsui                             61,588
      1,700 Murata Manufacturing               60,582
        600 Nintendo                           46,889
      6,000 Nomura Holdings                    59,416
      1,450 Promise                            47,417
      3,000 Ricoh                              46,009
        800 SMC                                60,238
      2,400 Sony                               58,360
      7,000 Sumitomo Electric Industries       39,150
      2,400 Takeda Chemical Industries         87,942
      1,000 Toshiba (1)                         2,666
      2,900 Toyota Motor                       65,655
      5,000 Yamato Transport                   55,928
                                          -----------
                                              873,406
            LUXEMBOURG - 0.9%
      4,350 Arcelor (1)                        49,226
                                          -----------
            MEXICO - 2.5%
     40,000 Grupo Financiero BBVA
              Bancomer (1)                     34,784
     21,800 Grupo Modelo Series C              48,696
      1,470 Grupo Televisa ADR (1)             44,600
                                          -----------
                                              128,080
            NETHERLANDS - 9.6%
      5,200 Aegon                              52,867
      2,190 Akzo Nobel (1)                     48,685
      8,014 ASM Lithography Holding (1)        69,224
        340 Gucci Group                        32,708
      2,017 Heineken                           74,890
      5,934 ING Groep                          96,355
      1,247 Royal Dutch Petroleum              51,004
      4,920 TPG                                76,760
                                          -----------
                                              502,493
            SINGAPORE - 1.1%
     12,000 DBS Group Holdings                 58,797
                                          -----------
            SOUTH KOREA - 3.1%
      1,590 Kookmin Bank                       44,625
      2,790 KT ADR                             56,469
        250 Samsung Electronics                62,757
                                          -----------
                                              163,851
            SPAIN - 5.0%
      2,390 Altadis                            61,613
      4,760 Amadeus Global Travel
              Distribution Series A            23,799
      9,966 Banco Santander Central Hispano    78,299
      1,043 Repsol YPF                         15,190
      7,426 Telefonica (1)                     82,128
                                          -----------
                                              261,029

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2003 (UNAUDITED)

   Shares                                   Value $
   ------                                   -------

            COMMON STOCK - (CONTINUED)
            SWEDEN - 0.8%
      1,820 Electrolux Series B                34,154
      2,790 Skandia Forsakrings                 8,118
                                          -----------
                                               42,272
            SWITZERLAND - 8.1%
      1,034 Adecco                             39,643
      1,660 Credit Suisse Group (1)            39,655
        440 Nestle                             89,700
      2,201 Novartis                           86,820
      1,794 Roche Holding                     114,150
      1,073 UBS (1)                            50,909
                                          -----------
                                              420,877
            UNITED KINGDOM - 22.0%
      9,922 Barclays                           68,545
     14,918 BG Group (1)                       59,666
      2,383 BOC Group (1)                      30,050
     16,640 British Petroleum                 105,449
     25,871 BT Group                           74,117
     34,434 Centrica                           91,494
      4,684 GlaxoSmithKline                    93,877
     46,457 Granada                            50,676
      7,230 HBOS                               84,701
      5,570 HSBC Holdings (1)                  61,025
     15,160 Kingfisher (1)                     59,241
      2,272 National Grid                      14,924
      9,060 Pearson                            75,514
      2,650 Rio Tinto (1)                      50,655
      3,030 Royal Bank of Scotland Group       79,469
     74,707 Vodafone Group                    147,460
                                          -----------
                                            1,146,863
                                          -----------
            TOTAL COMMON STOCK
              (Cost $5,822,707)             5,044,421
                                          -----------
            EQUITY-LINKED
              WARRANTS (2) - 0.9%
            TAIWAN - 0.9%
     33,131 Taiwan Semiconductor
              Manufacturing (1)                45,611
                                          -----------
            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $38,770)                   45,611
                                          -----------

   Shares                                   Value $
   ------                                   -------

            SHORT-TERM INVESTMENT - 0.2%
     11,937 SEI Daily Income Trust
              Money Market Fund
              1.13% (3) (Cost $11,937)         11,937
                                          -----------
            TOTAL INVESTMENTS
              (Cost $5,873,414) - 97.9%     5,101,969
            OTHER ASSETS LESS
              LIABILITIES - 2.1%              109,186
                                          -----------
            TOTAL NET
              ASSETS - 100.0%              $5,211,155
                                          ===========

(1) Denotes non-income producing security.
(2) Securities are not readily marketable. See Note 2 in Notes to Financial Statements.
(3) Rate shown is 7-day yield as of April 30, 2003.
ADR -- American Depositary Receipts

                      FORWARD FOREIGN CURRENCY CONTRACTS

                                CONTRACTS TO SELL
                                                    UNDERLYING     UNREALIZED
                                                   FACE AMOUNT   APPRECIATION
CONTRACT DATE     CURRENCY              UNITS       OF VALUE    (DEPRECIATION)*
-------------   -------------        -----------   -----------  ---------------
 05/05/03           Euro                 11,523    $    12,879    $        21
 05/05/03           Euro                  2,613          2,866            (50)
 05/06/03       Japanese Yen            887,422          7,429             13
 05/23/03       Japanese Yen         17,892,000        148,976         (1,188)
 06/20/03       Japanese Yen          5,212,000         44,207            417
 05/05/03       Swedish Krona            28,806          3,512             (9)
                                                   -----------    -----------
                                                   $   219,869    $      (796)
                                                   ===========    ===========

* Does not include foreign currency spot contracts sold with unrealized depreciation of $298 or foreign currency spot contracts purchased with unrealized appreciation of $153.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

   Shares                                   Value $
   ------                                   -------

            COMMON STOCK - 97.5%
            BUSINESS SERVICES - 1.1%
      3,165 Carnival                           87,322
                                          -----------
            CAPITAL GOODS - 11.2%
      6,000 Cendant (1)                        85,680
     10,593 General Electric                  311,964
      9,812 Honeywell International           231,563
      2,065 Northrop Grumman                  181,617
      1,150 United Technologies                71,081
                                          -----------
                                              881,905
            COMMUNICATIONS EQUIPMENT - 2.5%
     13,149 Cisco Systems (1)                 197,761
                                          -----------
            COMPUTER HARDWARE - 1.6%
      2,573 Dell Computer (1)                  74,385
      3,020 Hewlett-Packard                    49,226
                                          -----------
                                              123,611
            COMPUTER SOFTWARE - 7.5%
      2,900 BEA Systems (1)                    31,059
     18,566 Microsoft (1)                     474,733
      5,680 Peoplesoft (1)                     85,370
                                          -----------
                                              591,162
            CONSUMER CYCLICALS - 7.4%
      2,370 Federated Department Stores        72,569
      4,650 Home Depot                        130,805
      8,040 McDonald's                        137,484
      2,163 Wal-Mart Stores                   121,820
      4,951 Yum! Brands (1)                   122,290
                                          -----------
                                              584,968
            CONSUMER STAPLES - 8.9%
      6,773 Altria Group                      208,338
      2,680 Coca-Cola                         108,272
      5,887 PepsiCo                           254,789
      1,400 Procter & Gamble                  125,790
                                          -----------
                                              697,189
            ENERGY - 6.3%
      3,090 ConocoPhillips                    155,427
      8,824 Exxon Mobil                       310,605
        850 Nabors Industries (1)              33,320
                                          -----------
                                              499,352
            FINANCIAL SERVICES - 18.7%
      2,136 American International
              Group                           123,781
      2,335 Bank of America                   172,907
      6,016 Citigroup                         236,128
      2,693 Federal National Mortgage
              Association                     194,946
      3,037 Merrill Lynch                     124,669
     12,157 Travelers Property
              Casualty (1)                    197,308

   Shares                                   Value $
   ------                                   -------

            FINANCIAL SERVICES - (CONTINUED)
      9,001 U.S. Bancorp                      199,372
      2,437 Wachovia                           93,118
      1,590 XL Capital Class A                130,857
                                          -----------
                                            1,473,086
            HEALTH CARE - 16.5%
      1,910 Abbott Laboratories                77,603
      2,630 Aetna                             130,974
      2,585 AmerisourceBergen                 149,542
      7,346 Baxter International              168,958
      1,770 Bristol-Myers Squibb               45,206
      1,556 Cardinal Health                    86,016
     10,564 Pfizer                            324,843
      7,284 Wyeth                             317,073
                                          -----------
                                            1,300,215
            MEDIA - 4.8%
     15,549 AOL Time Warner (1)               212,710
      2,425 Clear Channel
              Communications (1)               94,842
      2,198 Comcast Class A (1)                66,072
                                          -----------
                                              373,624
            TECHNOLOGY-SEMICONDUCTORS - 2.4%
     10,089 Intel                             185,638
                                          -----------
            TELECOMMUNICATIONS - 5.8%
     13,441 AT&T Wireless Services (1)         86,829
      5,474 BellSouth                         139,532
      6,164 Verizon Communications            230,410
                                          -----------
                                              456,771
            UTILITIES - 2.8%
      3,699 FirstEnergy                       124,767
      6,115 PG&E                               91,603
                                          -----------
                                              216,370
                                          -----------
            TOTAL COMMON STOCK
              (Cost $8,350,800)             7,668,974
                                          -----------
            TOTAL INVESTMENTS
              (Cost $8,350,800) - 97.5%     7,668,974
            OTHER ASSETS LESS
              LIABILITIES - 2.5%              194,243
                                          -----------
            TOTAL NET
              ASSETS - 100.0%              $7,863,217
                                          ===========

(1) Denotes non-income producing security.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

   Shares                                   Value $
   ------                                   -------

            COMMON STOCK - 94.7%
            BASIC INDUSTRIES - 3.9%
     16,400 Airgas (1)                        331,772
      9,100 Bunge                             254,891
     12,200 Delta and Pine Land               283,772
     18,400 Lyondell Chemical                 267,720
     10,600 Olin                              192,072
                                          -----------
                                            1,330,227
            BUSINESS SERVICES - 7.5%
     10,700 Arbitron (1)                      364,442
     33,900 BearingPoint (1)                  276,963
     14,800 Certegy (1)                       369,852
     23,900 DoubleClick (1)                   205,540
     14,500 MAXIMUS (1)                       349,450
     70,900 MPS Group (1)                     478,575
     18,400 Tetra Tech (1)                    285,200
      6,400 Waste Connections (1)             215,296
                                          -----------
                                            2,545,318
            CAPITAL GOODS - 5.1%
      1,600 Actuant Class A (1)                59,360
     21,300 Albany International
              Class A                         505,662
     13,200 AO Smith                          393,624
     12,500 DRS Technologies (1)              350,125
      6,900 Terex (1)                         114,195
     24,500 Wabtec                            300,370
                                          -----------
                                            1,723,336
            CONSUMER DISCRETIONARY - 8.7%
     28,300 1-800-Flowers.com
              Class A (1)                     216,212
     11,800 Advance Auto Parts (1)            586,932
      4,200 Casual Male Retail Group           18,606
      5,900 Claire's Stores                   153,341
      9,400 Fossil (1)                        171,832
     22,700 Pep Boys-Manny, Moe & Jack        194,312
     27,400 Petco Animal Supplies (1)         578,962
     16,000 Reebok International (1)          496,960
      2,000 TBC (1)                            32,000
     16,600 Too (1)                           308,096
     10,000 Wolverine World Wide              184,400
                                          -----------
                                            2,941,653
            CONSUMER STAPLES - 4.1%
     19,200 Constellation Brands (1)          514,752
      4,900 Performance Food Group (1)        171,892
     24,800 Regis                             702,584
                                          -----------
                                            1,389,228
            ENERGY - 7.9%
     26,100 Cal Dive International (1)        420,210
     24,400 Grant Prideco (1)                 278,404
      6,900 Houston Exploration (1)           192,993
      9,500 Hurricane Hydrocarbons
              Class A (1)                     104,405

   Shares                                   Value $
   ------                                   -------

            ENERGY - (CONTINUED)
      7,600 Hydril (1)                        180,956
     43,000 Key Energy Services (1)           433,010
     23,500 Southwestern Energy               312,785
      5,500 Stone Energy (1)                  193,215
     25,700 Universal Compression
              Holdings (1)                    466,198
      5,000 W-H Energy Services (1)            90,000
                                          -----------
                                            2,672,176
            FINANCE - 12.2%
      5,900 Affiliated Managers
              Group (1)                       273,229
      3,000 Allegiant Bancorp                  51,630
      8,900 Commerce Bancshares               336,865
      5,900 Doral Financial                   236,059
      8,500 Erie Indemnity Class A            317,645
      7,800 Federated Investors Class B       212,862
     30,200 First Niagara
              Financial Group                 366,930
     13,900 IndyMac Bancorp                   309,692
     28,400 Platinum Underwriters
              Holdings (1)                    751,180
     11,100 Provident Bankshares              281,940
      3,800 R & G Financial Class B           102,904
     21,000 Reinsurance Group
              of America                      601,650
      5,500 StanCorp Financial Group          295,350
                                          -----------
                                            4,137,936
            HEALTH CARE - 14.9%
      5,800 Able Laboratories (1)              97,788
     14,500 Accredo Health (1)                214,165
     25,500 Apria Healthcare Group (1)        597,975
     20,800 BioMarin Pharmaceuticals (1)      228,384
      3,000 Covance (1)                        53,190
      6,100 Coventry Health Care (1)          249,002
     11,900 DaVita (1)                        245,378
      9,500 Diversa (1)                        98,230
      6,900 First Health Group (1)            172,845
     45,200 Hanger Orthopedic Group (1)       466,012
      6,000 Henry Schein (1)                  258,900
     10,500 Immucor (1)                       215,565
      1,831 Medicis Pharmaceutical
              Class A (1)                     105,539
     13,700 Millipore                         467,855
     37,600 NBTY (1)                          582,800
     11,000 Pharmaceutical Product
              Development (1)                 287,870
     11,400 Renal Care Group (1)              369,360
     11,200 United Surgical Partners
              International (1)               207,536
      3,500 Universal Health
              Services (1)                    135,345
                                          -----------
                                            5,053,739

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2003 (UNAUDITED)

   Shares                                   Value $
   ------                                   -------

            COMMON STOCK - (CONTINUED)
            MEDIA - 1.2%
      4,100 Emmis Communications
              Class A (1)                      77,777
     28,600 Metro-Goldwyn-Mayer (1)           318,890
                                          -----------
                                              396,667
            REAL ESTATE INVESTMENT TRUSTS - 1.8%
      5,900 Health Care                       167,973
     25,800 United Dominion
              Realty Trust                    430,602
                                          -----------
                                              598,575
            RESTAURANTS - 1.5%
      4,000 Bob Evans Farms                   101,480
      6,600 CEC Entertainment (1)             198,726
     10,610 Ruby Tuesday                      209,017
                                          -----------
                                              509,223
            TECHNOLOGY - 15.4%
     92,000 Aeroflex (1)                      494,960
     15,900 American Power
              Conversion (1)                  247,722
     13,100 Amphenol Class A (1)              580,199
     21,900 Cymer (1)                         625,245
      9,400 Fisher Scientific
              International (1)               270,814
     14,800 Harris                            422,688
     43,486 PerkinElmer                       431,381
     33,800 Photon Dynamics (1)               740,220
     31,500 Symbol Technologies               344,295
     15,900 Tektronix (1)                     298,443
     16,900 Teradyne (1)                      196,040
      5,900 Ultratech Stepper (1)              83,603
     14,300 Varian Semiconductor
              Equipment Associates (1)        329,615
      2,200 Zebra Technologies
              Class A (1)                     146,674
                                          -----------
                                            5,211,899
            TECHNOLOGY-SEMICONDUCTORS - 3.7%
     21,900 ATI Technologies (1)              137,970
     21,200 Exar (1)                          312,700
     18,200 Integrated Device
              Technology (1)                  188,006
     56,100 Lattice Semiconductor (1)         486,948
      9,600 Nvidia (1)                        136,992
                                          -----------
                                            1,262,616
            TECHNOLOGY-SOFTWARE - 4.1%
     39,600 MSC.Software (1)                  244,728
     46,700 Network Associates (1)            533,781
     21,100 Progress Software (1)             411,239
     16,600 Sybase (1)                        212,480
                                          -----------
                                            1,402,228

   Shares                                   Value $
   ------                                   -------

            TELECOMMUNICATIONS - 0.7%
     39,100 Crown Castle
              International (1)               249,067
                                          -----------
            UTILITIES - 2.0%
     16,900 AGL Resources                     434,837
     11,400 PNM Resources                     252,966
                                          -----------
                                              687,803
                                          -----------
            TOTAL COMMON STOCK
              (Cost $31,571,181)           32,111,691
                                          -----------
            SHORT-TERM INVESTMENTS - 4.6%
  1,508,411 SEI Daily Income Trust
              Money Market Fund
              1.13% (2)                     1,508,411
     45,790 SEI Daily Income Trust
              Prime Obligations Fund
              1.11% (2)                        45,790
                                          -----------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $1,554,201)             1,554,201
                                          -----------
            TOTAL INVESTMENTS
              (Cost $33,125,382) - 99.3%   33,665,892
            OTHER ASSETS LESS
              LIABILITIES - 0.7%              249,327
                                          -----------
            TOTAL NET
              ASSETS - 100.0%             $33,915,219
                                          ===========

(1) Denotes non-income producing security.
(2) Rate shown is 7-day yield as of April 30, 2003.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

   Shares                                   Value $
   ------                                   -------

            COMMON STOCK - 100.4%
            BANKS - 2.9%
      2,100 Wilmington Trust                   56,511
                                          -----------
            BASIC INDUSTRIES - 3.7%
      2,300 International Flavors
              & Fragrances                     73,094
                                          -----------
            BUSINESS SERVICES - 12.1%
      4,500 Ceridian (1)                       62,775
      2,000 DST Systems (1)                    61,400
      1,400 Dun & Bradstreet (1)               52,920
      1,000 Omnicom Group                      61,900
                                          -----------
                                              238,995
            CAPITAL GOODS - 13.1%
      1,500 Deere                              66,045
      2,500 Dover                              71,850
        700 Northrop Grumman                   61,565
      3,300 Thermo Electron (1)                59,961
                                          -----------
                                              259,421
            CONSUMER CYCLICALS - 7.0%
      1,200 Mohawk Industries (1)              66,564
      3,800 Staples (1)                        72,352
                                          -----------
                                              138,916
            ENERGY - 11.5%
      2,200 BJ Services (1)                    80,322
      1,600 Devon Energy                       75,600
      1,800 Weatherford
              International (1)                72,414
                                          -----------
                                              228,336
            HEALTH CARE - 13.4%
      1,300 AmerisourceBergen                  75,205
      1,150 Barr Laboratories (1)              63,940
      3,500 SICOR (1)                          62,755
      4,300 Tenet Healthcare (1)               63,812
                                          -----------
                                              265,712
            INSURANCE - 11.0%
      1,700 Hartford Financial Services
              Group                            69,292
      2,400 Nationwide Financial Services
              Class A                          67,560
      2,600 Willis Group Holdings (1)          81,094
                                          -----------
                                              217,946

   Shares                                   Value $
   ------                                   -------

            MEDIA - 3.4%
      2,800 Hearst-Argyle Television (1)       67,452
                                          -----------
            TECHNOLOGY - 16.1%
      1,800 Diebold                            71,964
      2,600 Harris                             74,256
      4,500 Network Associates (1)             51,435
      3,200 Teradyne (1)                       37,120
      6,700 VeriSign (1)                       83,214
                                          -----------
                                              317,989
            TELECOMMUNICATIONS - 3.0%
      4,100 IDT (1)                            58,548
                                          -----------
            UTILITIES - 3.2%
      2,800 Philadelphia Suburban              63,420
                                          -----------
            TOTAL COMMON STOCK
              (Cost $1,866,460)             1,986,340
                                          -----------
            SHORT-TERM INVESTMENT - 3.4%
     67,578 SEI Daily Income Trust
              Money Market Fund
              1.13% (2) (Cost $67,578)         67,578
                                          -----------
            TOTAL INVESTMENTS
              (Cost $1,934,038) - 103.8%    2,053,918
            OTHER ASSETS LESS
              LIABILITIES - (3.8)%            (74,455)
                                          -----------
            TOTAL NET
              ASSETS - 100.0%             $ 1,979,463
                                          ===========

(1) Denotes non-income producing security.
(2) Rate shown is 7-day yield as of April 30, 2003.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

   Shares                                   Value $
   ------                                   -------

            COMMON STOCK - 90.6%
            BANKS & FINANCE - 3.9%
     10,500 Affiliated
              Managers Group (1)              486,255
     24,000 Cullen/Frost Bankers              786,960
      1,100 First Commonwealth
              Financial                        13,288
                                          -----------
                                            1,286,503
            BASIC INDUSTRIES - 7.3%
    114,000 Calgon Carbon                     581,400
     43,300 Delta and Pine Land             1,007,158
     24,700 Millipore                         843,505
                                          -----------
                                            2,432,063
            BUSINESS SERVICES - 1.1%
     45,800 Titan (1)                         367,774
                                          -----------
            CAPITAL GOODS - 9.5%
     27,600 AGCO (1)                          502,596
     28,500 Cummins                           772,635
     45,100 EDO                               850,135
     32,000 Kennametal                      1,007,680
                                          -----------
                                            3,133,046
            CONSUMER CYCLICALS - 12.9%
     31,200 GTECH Holdings (1)              1,050,504
     64,700 Regent Communications (1)         387,553
     49,500 Ruby Tuesday                      975,150
     27,900 Scholastic (1)                    792,639
     23,100 Talbots                           661,815
     39,500 Universal Electronics (1)         413,170
                                          -----------
                                            4,280,831
            CONSUMER STAPLES - 5.8%
     41,400 Dial                              862,362
     35,800 Jarden (1)                      1,056,100
                                          -----------
                                            1,918,462
            ENERGY - 10.3%
     49,300 Cal Dive International (1)        793,730
     78,100 Grant Prideco (1)                 891,121
     44,500 National-Oilwell (1)              934,055
     39,300 Plains Exploration &
              Production (1)                  327,369
     39,300 Plains Resources (1)              476,316
                                          -----------
                                            3,422,591
            HEALTH CARE - 10.0%
     71,200 Andrx (1)                       1,149,168
     17,100 Barr Laboratories (1)             950,760
     44,800 Cima Labs (1)                   1,081,920
      5,800 Priority Healthcare (1)           132,240
                                          -----------
                                            3,314,088
            INSURANCE - 8.2%
     38,000 Platinum Underwriters
              Holdings (1)                  1,005,100

   Shares                                   Value $
   ------                                   -------

            INSURANCE - (CONTINUED)
     13,800 PMA Capital Class A               117,852
     31,000 ProAssurance (1)                  802,590
     28,000 Protective Life                   804,440
                                          -----------
                                            2,729,982
            REAL ESTATE INVESTMENT TRUSTS - 1.8%
     37,900 Corporate Office
              Properties Trust                577,975
                                          -----------
            TECHNOLOGY - 11.7%
     66,000 ActivCard (1)                     623,700
     31,900 Borland Software (1)              289,333
     34,600 Fairchild Semiconductor
              International Class A (1)       410,702
     34,000 Harris                            971,040
    225,500 Parametric Technology (1)         744,150
     43,700 Tektronix (1)                     820,249
                                          -----------
                                            3,859,174
            TELECOMMUNICATIONS - 3.0%
     40,000 IDT (1)                           571,200
     29,600 IDT Class B (1)                   423,280
                                          -----------
                                              994,480
            TRANSPORTATION - 3.7%
     21,000 Florida East
              Coast Industries                542,850
     11,000 Landstar System (1)               683,430
                                          -----------
                                            1,226,280
            UTILITIES - 1.4%
     33,600 Southern Union (1)                468,720
                                          -----------
            TOTAL COMMON STOCK
              (Cost $27,546,736)           30,011,969
                                          -----------
            SHORT-TERM
            INVESTMENTS - 7.5%
  1,467,670 SEI Daily Income Trust
              Money Market Fund
              1.13% (2)                     1,467,670
  1,007,876 SEI Daily Income Trust Prime
              Obligations Fund 1.11% (2)    1,007,876
                                          -----------
            TOTAL SHORT-TERM INVESTMENTS
              (Cost $2,475,546)             2,475,546
                                          -----------
            TOTAL INVESTMENTS
              (Cost $30,022,282) - 98.1%   32,487,515
            OTHER ASSETS LESS
              LIABILITIES - 1.9%              632,647
                                          -----------
            TOTAL NET
              ASSETS - 100.0%             $33,120,162
                                          ===========

(1) Denotes non-income producing security.
(2) Rate shown is 7-day yield as of April 30, 2003.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2003 (UNAUDITED)

                                                                    EMERGING                                    U.S. LARGE
                                                                    MARKETS           INTERNATIONAL             CAP EQUITY
                                                                      FUND                FUND                     FUND
                                                                  ------------        ------------             -----------
ASSETS
   Investments in securities, at value - Note 2 ................  $ 10,730,642         $ 5,101,969             $ 7,668,974
   Cash ........................................................       154,946               9,130                      --
   Foreign currency, at value ..................................       552,357                  --                      --
   Dividends and tax reclaims receivable .......................        58,863              92,509                   6,305
   Interest receivable .........................................           244                  54                      26
   Receivable for securities sold ..............................       259,851              72,388                  26,850
   Receivable for Fund shares sold .............................       907,586                  --                      --
   Unrealized appreciation on
     foreign currency contracts ................................         1,245                 604                      --
   Prepaid expenses ............................................        23,927              10,508                  14,746
   Due from Investment Advisor - Note 3 ........................        20,955               8,905                  15,777
   Other assets* ...............................................            --                  --                 171,128
                                                                  ------------        ------------             -----------
         TOTAL ASSETS ..........................................    12,710,616           5,296,067               7,903,806
LIABILITIES
   Cash overdraft ..............................................            --                  --                  12,391
   Payable for securities purchased ............................       117,717              52,482                      --
   Payable for Fund shares redeemed ............................       986,826                  --                      --
   Foreign taxes payable .......................................        28,493                  --                      --
   Unrealized depreciation on
     foreign currency contracts ................................         2,317               1,545                      --
   Administration fee payable - Note 3 .........................         2,386                 944                      --
   Sub-administration fee payable - Note 3 .....................         4,468               1,981                   2,863
   Accrued expenses and other liabilities ......................        35,311              27,960                  25,335
                                                                  ------------        ------------             -----------
          TOTAL LIABILITIES ....................................     1,177,518              84,912                  40,589
                                                                  ------------        ------------             -----------
      NET ASSETS ...............................................  $ 11,533,098        $  5,211,155             $ 7,863,217
                                                                  ============        ============             ===========
NET ASSETS
   Capital paid-in .............................................  $ 33,927,852        $ 20,010,979             $15,441,099
   Undistributed net investment income (loss) ..................       (73,231)            145,220                 (36,069)
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions .............   (22,525,943)        (14,185,325)             (6,859,987)
   Net unrealized appreciation (depreciation) on
     investments and foreign currency translations .............       204,420**          (759,719)               (681,826)
                                                                  ------------        ------------             -----------
      NET ASSETS ...............................................  $ 11,533,098        $  5,211,155             $ 7,863,217
                                                                  ============        ============             ===========
Investor Class:
   Net asset value, offering and redemption price per
     share .....................................................  $       8.17        $       5.03             $      3.00
Total shares outstanding at end of period ......................     1,411,769           1,036,322               2,622,675
Cost of securities .............................................  $ 10,499,505        $  5,873,414             $ 8,350,800
Cost of foreign currency .......................................  $    553,655        $         --             $        --

                                                                                                               SMALL
                                                                     U.S.                 MIDCAP          CAPITALIZATION
                                                                 OPPORTUNITIES             VALUE               VALUE
                                                                     FUND                  FUND                FUND
                                                                  -----------            ----------         -----------
ASSETS
   Investments in securities, at value - Note 2 ................  $33,665,892            $2,053,918         $32,487,515
   Cash ........................................................      101,269                 3,111                  --
   Foreign currency, at value ..................................           --                    --                  --
   Dividends and tax reclaims receivable .......................       16,188                   933                  --
   Interest receivable .........................................        1,656                   156               2,020
   Receivable for securities sold ..............................      872,156                77,058             616,751
   Receivable for Fund shares sold .............................       38,300                    --             116,034
   Unrealized appreciation on
     foreign currency contracts ................................           --                    --                  --
   Prepaid expenses ............................................       35,437                 6,754              26,402
   Due from Investment Advisor - Note 3 ........................       11,285                 3,842               4,342
   Other assets* ...............................................           --                    --             179,658
                                                                  -----------            ----------         -----------
         TOTAL ASSETS ..........................................   34,742,183             2,145,772          33,432,722
LIABILITIES
   Cash overdraft ..............................................           --                    --               6,166
   Payable for securities purchased ............................      716,694                81,081             238,021
   Payable for Fund shares redeemed ............................       58,120                76,536              31,625
   Foreign taxes payable .......................................           --                    --                  --
   Unrealized depreciation on
     foreign currency contracts ................................           --                    --                  --
   Administration fee payable - Note 3 .........................        6,786                    --                  --
   Sub-administration fee payable - Note 3 .....................       12,820                   801              11,782
   Accrued expenses and other liabilities ......................       32,544                 7,891              24,966
                                                                  -----------            ----------         -----------
          TOTAL LIABILITIES ....................................      826,964               166,309             312,560
                                                                  -----------            ----------         -----------
      NET ASSETS ...............................................  $33,915,219            $1,979,463         $33,120,162
                                                                  ===========            ==========         ===========
NET ASSETS
   Capital paid-in .............................................  $40,115,217            $1,753,806         $30,724,076
   Undistributed net investment income (loss) ..................     (161,648)               (2,445)           (155,030)
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions .............   (6,578,860)              108,222              85,883
   Net unrealized appreciation (depreciation) on
     investments and foreign currency translations .............      540,510               119,880           2,465,233
                                                                  -----------            ----------         -----------
      NET ASSETS ...............................................  $33,915,219            $1,979,463         $33,120,162
                                                                  ===========            ==========         ===========
Investor Class:
   Net asset value, offering and redemption price per
     share .....................................................  $     12.39            $     8.70         $     11.02
Total shares outstanding at end of period ......................    2,738,145               227,512           3,005,309
Cost of securities .............................................  $33,125,382            $1,934,038         $30,022,282
Cost of foreign currency .......................................  $        --            $       --                  --

 * Represents amounts receivable from settlement of litigation with respect to securities previously held by the Funds.
** Net of $28,493 accrued foreign capital gains taxes on appreciated securities.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                      24-25

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

                                                                    EMERGING                               U.S. LARGE
                                                                    MARKETS           INTERNATIONAL        CAP EQUITY
                                                                      FUND                FUND                FUND
                                                                  ------------        ------------        -----------
INVESTMENT INCOME
   Dividend income ..........................................      $   271,253          $    68,219       $    71,052
   Interest income ..........................................              639                  335               203
   Foreign taxes withheld ...................................          (27,780)              (8,695)               --
                                                                   -----------          -----------       -----------
       TOTAL INCOME .........................................          244,112               59,859            71,255
EXPENSES
   Investment advisory fees - Note 3 ........................          113,875               13,852            28,476
   Administrative fees - Note 3 .............................           28,489                6,234                --
   Sub-administration fees - Note 3 .........................           33,742                9,575            13,217
   Custodian fees ...........................................           48,528               22,703             1,385
   Audit fees ...............................................           22,234                3,119             3,319
   Legal fees ...............................................           21,906                5,644            12,046
   Registration fees ........................................           11,202                6,618             5,849
   Transfer agent fees ......................................           10,932               21,292            64,639
   Trustees fees - Note 5 ...................................           10,831                2,428             3,260
   Insurance ................................................            6,386                1,690             2,110
   Printing expenses ........................................            2,951                1,818             1,989
   Other ....................................................            4,852                3,422             1,616
                                                                   -----------          -----------       -----------
       TOTAL EXPENSES .......................................          315,928               98,395           137,906
   Expenses borne by Investment Adviser - Note 3 ............         (145,111)             (62,377)          (30,582)
   Expenses waived by Investment Adviser - Note 3 ...........               --               (1,385)               --
                                                                   -----------          -----------       -----------
       NET EXPENSES .........................................          170,817               34,633           107,324
                                                                   -----------          -----------       -----------
       NET INVESTMENT INCOME (LOSS) .........................           73,295               25,226           (36,069)
                                                                   -----------          -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold .............        1,566,626             (714,965)         (723,072)(a)
   Net realized gain (loss) on foreign
     currency transactions ..................................          (68,500)              10,774                --
                                                                   -----------          -----------       -----------
         Net realized gain (loss) on investments and
           foreign currency transactions ....................        1,498,126             (704,191)         (723,072)
                                                                   -----------          -----------       -----------
   Change in net unrealized appreciation
     (depreciation) on investments ..........................          263,244(b)           510,604         1,302,734(c)
   Change in net unrealized appreciation
     (depreciation) on foreign
     currency translations ..................................            1,266               (5,217)               --
                                                                   -----------          -----------       -----------
         Net change in unrealized appreciation (depreciation)
           on investments and foreign currency translations .          264,510              505,387         1,302,734
                                                                   -----------          -----------       -----------
         NET REALIZED AND UNREALIZED GAIN (LOSS) ............        1,762,636             (198,804)          579,662
                                                                   -----------          -----------       -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ........................................      $ 1,835,931          $  (173,578)      $   543,593
                                                                   ===========          ===========       ===========

                                                                                                           SMALL
                                                                       U.S.            MIDCAP          CAPITALIZATION
                                                                   OPPORTUNITIES        VALUE               VALUE
                                                                       FUND             FUND                FUND
                                                                    -----------      ----------         -----------
INVESTMENT INCOME
   Dividend income ..........................................      $    97,748       $    10,697       $    79,677
   Interest income ..........................................           20,618             1,244            12,067
   Foreign taxes withheld ...................................               --                --                --
                                                                   -----------       -----------       -----------
       TOTAL INCOME .........................................          118,366            11,941            91,744
EXPENSES
   Investment advisory fees - Note 3 ........................           94,663             9,592           137,900
   Administrative fees - Note 3 .............................           47,331                --                --
   Sub-administration fees - Note 3 .........................           65,190             3,726            51,948
   Custodian fees ...........................................            5,991             1,242             2,475
   Audit fees ...............................................           20,305             2,839            14,828
   Legal fees ...............................................           37,904             2,963            31,330
   Registration fees ........................................            9,567             4,523             7,369
   Transfer agent fees ......................................           67,297            11,351            48,057
   Trustees fees - Note 5 ...................................           11,928               934             7,247
   Insurance ................................................           11,837               607             8,601
   Printing expenses ........................................           11,276               620             8,490
   Other ....................................................            2,767             1,132             2,583
                                                                   -----------       -----------       -----------
       TOTAL EXPENSES .......................................          386,056            39,529           320,828
   Expenses borne by Investment Adviser - Note 3 ............          (34,593)          (25,143)          (74,054)
   Expenses waived by Investment Adviser - Note 3 ...........               --                --                --
                                                                   -----------       -----------       -----------
       NET EXPENSES .........................................          351,463            14,386           246,774
                                                                   -----------       -----------       -----------
       NET INVESTMENT INCOME (LOSS) .........................         (233,097)           (2,445)         (155,030)
                                                                   -----------       -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold .............       (4,931,719)          108,464           995,469(a)
   Net realized gain (loss) on foreign
     currency transactions ..................................               --                --                --
                                                                   -----------       -----------       -----------
         Net realized gain (loss) on investments and
           foreign currency transactions ....................       (4,931,719)          108,464           995,469
                                                                   -----------       -----------       -----------
   Change in net unrealized appreciation
     (depreciation) on investments ..........................        5,384,017           (29,193)        1,283,701
   Change in net unrealized appreciation
     (depreciation) on foreign
     currency translations ..................................               --                --                --
                                                                   -----------       -----------       -----------
         Net change in unrealized appreciation (depreciation)
           on investments and foreign currency translations .        5,384,017           (29,193)        1,283,701
                                                                   -----------       -----------       -----------
         NET REALIZED AND UNREALIZED GAIN (LOSS) ............          452,298            79,271         2,279,170
                                                                   -----------       -----------       -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ........................................      $   219,201       $    76,826       $ 2,124,140
                                                                   ===========       ===========       ===========

(a) Includes $117,966 and $179,658 recovered from settlement of litigation with respect to securities previously held by the U.S. Large Cap Equity Fund and the Small Capitalization Value Fund, respectively.
(b) Includes a decrease of $28,493 in accrued foreign capital gains taxes on appreciated securities.
(c) Includes $53,162 from settlement of litigation with respect to securities held by the U.S. Large Cap Equity Fund.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                      26-27

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

                                                                    EMERGING                              U.S. LARGE
                                                                    MARKETS           INTERNATIONAL       CAP EQUITY
                                                                      FUND                FUND               FUND
                                                                  ------------        ------------       -----------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) ..........................      $     73,295       $     25,226       $    (36,069)
     Net realized gain (loss) on investments and
       foreign currency transactions .......................         1,498,126           (704,191)          (723,072)
     Change in net unrealized appreciation (depreciation) on
       investments and foreign currency translations .......           264,510            505,387          1,302,734
                                                                  ------------       ------------       ------------
     Net increase (decrease) in net assets resulting
       from operations .....................................         1,835,931           (173,578)           543,593
                                                                  ------------       ------------       ------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ............................                --            (78,047)                --
     From net realized gains ...............................                --           (119,525)                --
                                                                  ------------       ------------       ------------
                                                                            --           (197,572)                --
                                                                  ------------       ------------       ------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .........................................        17,761,583             81,218            116,067
   Reinvestment of distributions ...........................                --            167,429                 --
   Redemption fees .........................................                --                915                 --
   Redemptions of shares ...................................       (51,184,012)        (1,094,506)        (2,270,989)
                                                                  ------------       ------------       ------------
     Total increase (decrease) from Investor
       Share transactions ..................................       (33,422,429)          (844,944)        (2,154,922)
                                                                  ------------       ------------       ------------
   Total increase (decrease) in net assets .................       (31,586,498)        (1,216,094)        (1,611,329)
NET ASSETS
   Beginning of Period .....................................        43,119,596          6,427,249          9,474,546
                                                                  ------------       ------------       ------------
   End of Period ...........................................      $ 11,533,098       $  5,211,155       $  7,863,217
                                                                  ============       ============       ============
Undistributed net investment income (loss) .................      $    (73,231)      $    145,220       $    (36,069)
                                                                  ============       ============       ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .........................................         2,212,452             15,541              8,064
   Reinvestment of distributions ...........................                --             31,891                 --
   Redemption of shares ....................................        (6,325,025)          (206,934)          (818,875)
                                                                  ------------       ------------       ------------
   Net increase (decrease) in Investor Shares ..............        (4,112,573)          (159,502)          (810,811)
                                                                  ============       ============       ============

                                                                                                            SMALL
                                                                      U.S.              MIDCAP         CAPITALIZATION
                                                                  OPPORTUNITIES          VALUE              VALUE
                                                                      FUND               FUND               FUND
                                                                   -----------         ----------        -----------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) ..........................      $   (233,097)      $     (2,445)      $   (155,030)
     Net realized gain (loss) on investments and
       foreign currency transactions .......................        (4,931,719)           108,464            995,469
     Change in net unrealized appreciation (depreciation) on
       investments and foreign currency translations .......         5,384,017            (29,193)         1,283,701
                                                                  ------------       ------------       ------------
     Net increase (decrease) in net assets resulting
       from operations .....................................           219,201             76,826          2,124,140
                                                                  ------------       ------------       ------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ............................                --                 --                 --
     From net realized gains ...............................        (1,118,816)          (299,355)                --
                                                                  ------------       ------------       ------------
                                                                    (1,118,816)          (299,355)                --
                                                                  ------------       ------------       ------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .........................................        11,178,724            851,878          7,040,260
   Reinvestment of distributions ...........................         1,051,517            232,351                 --
   Redemption fees .........................................                --                 --                 --
   Redemptions of shares ...................................       (19,272,318)        (1,763,898)        (4,631,725)
                                                                  ------------       ------------       ------------
     Total increase (decrease) from Investor
       Share transactions ..................................        (7,042,077)          (679,669)         2,408,535
                                                                  ------------       ------------       ------------
   Total increase (decrease) in net assets .................        (7,941,692)          (902,198)         4,532,675
NET ASSETS
   Beginning of Period .....................................        41,856,911          2,881,661         28,587,487
                                                                  ------------       ------------       ------------
   End of Period ...........................................      $ 33,915,219       $  1,979,463       $ 33,120,162
                                                                  ============       ============       ============
Undistributed net investment income (loss) .................      $   (161,648)      $     (2,445)      $   (155,030)
                                                                  ============       ============       ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .........................................           901,520             93,013            660,998
   Reinvestment of distributions ...........................            82,472             26,374                 --
   Redemption of shares ....................................        (1,576,243)          (189,925)          (447,269)
                                                                  ------------       ------------       ------------
   Net increase (decrease) in Investor Shares ..............          (592,251)           (70,538)           213,729
                                                                  ============       ============       ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                      28-29

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                    EMERGING                             U.S. LARGE
                                                                    MARKETS           INTERNATIONAL      CAP EQUITY
                                                                      FUND                FUND              FUND
                                                                  ------------        ------------      -----------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) ..........................      $    (34,213)      $     75,073       $   (100,264)
     Net realized gain (loss) on investments and
       foreign currency transactions .......................        (2,895,669)        (2,814,355)        (2,554,100)
     Change in net unrealized appreciation (depreciation) on
       investments and foreign currency translations .......         5,458,684          1,349,924            382,228
                                                                  ------------       ------------       ------------
     Net increase (decrease) in net assets resulting
       from operations .....................................         2,528,802         (1,389,358)        (2,272,136)
                                                                  ------------       ------------       ------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ............................                --                 --            (40,954)
     From net realized gains ...............................                --         (2,191,989)                --
                                                                  ------------       ------------       ------------
                                                                            --         (2,191,989)           (40,954)
                                                                  ------------       ------------       ------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .........................................        23,222,480            829,386            556,878
   Reinvestment of distributions ...........................              --            1,745,827             27,727
   Redemptions of shares ...................................       (28,591,928)       (13,416,291)        (8,244,388)
   Issuance of merger shares -- Note 10 ....................        16,739,750                 --                 --
                                                                  ------------       ------------       ------------
     Total increase (decrease) from Investor
       Share transactions ..................................        11,370,302        (10,841,078)        (7,659,783)
                                                                  ------------       ------------       ------------
   Total increase (decrease) in net assets .................        13,899,104        (14,422,425)        (9,972,873)
NET ASSETS
   Beginning of Period .....................................        29,220,492         20,849,674         19,447,419
                                                                  ------------       ------------       ------------
   End of Period ...........................................      $ 43,119,596       $  6,427,249       $  9,474,546
                                                                  ============       ============       ============
Undistributed net investment income (loss) .................      $    (78,026)      $    187,267       $         --
                                                                  ============       ============       ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .........................................         2,459,626            125,263            149,260
   Reinvestment of distributions ...........................                --            260,960              7,183
   Redemption of shares ....................................        (3,345,046)        (2,061,519)        (2,196,211)
   Shares issued from merger ...............................         2,509,110                 --                 --
                                                                  ------------       ------------       ------------
   Net increase (decrease) in Investor Shares ..............         1,623,690         (1,675,296)        (2,039,768)
                                                                  ============       ============       ============

                                                                                                             SMALL
                                                                     U.S.               MIDCAP          CAPITALIZATION
                                                                 OPPORTUNITIES           VALUE               VALUE
                                                                     FUND                FUND                FUND
                                                                  -----------          ----------         -----------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) ..........................      $   (325,180)      $    (13,426)      $   (325,166)
     Net realized gain (loss) on investments and
       foreign currency transactions .......................           783,623            311,484           (768,911)
     Change in net unrealized appreciation (depreciation) on
       investments and foreign currency translations .......        (7,209,390)          (227,216)        (5,466,363)
                                                                  ------------       ------------       ------------
     Net increase (decrease) in net assets resulting
       from operations .....................................        (6,750,947)            70,842         (6,560,440)
                                                                  ------------       ------------       ------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ............................                --                 --                 --
     From net realized gains ...............................        (3,217,920)          (648,244)        (3,723,464)
                                                                  ------------       ------------       ------------
                                                                    (3,217,920)          (648,244)        (3,723,464)
                                                                  ------------       ------------       ------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .........................................        51,785,326          2,790,263         21,670,359
   Reinvestment of distributions ...........................         3,155,139            394,302          2,620,196
   Redemptions of shares ...................................       (31,210,808)        (5,819,640)       (26,074,138)
   Issuance of merger shares -- Note 10 ....................                --                 --                 --
                                                                  ------------       ------------       ------------
     Total increase (decrease) from Investor
       Share transactions ..................................        23,729,657         (2,635,075)        (1,783,583)
                                                                  ------------       ------------       ------------
   Total increase (decrease) in net assets .................        13,760,790         (3,212,477)       (12,067,487)
NET ASSETS
   Beginning of Period .....................................        28,096,121          6,094,138         40,654,974
                                                                  ------------       ------------       ------------
   End of Period ...........................................      $ 41,856,911       $  2,881,661       $ 28,587,487
                                                                  ============       ============       ============
Undistributed net investment income (loss) .................      $     71,449       $       --         $         --
                                                                  ============       ============       ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .........................................         3,449,353            239,142          1,714,958
   Reinvestment of distributions ...........................           204,349             34,987            202,332
   Redemption of shares ....................................        (2,175,107)          (524,618)        (2,137,349)
   Shares issued from merger ...............................                --                 --                 --
                                                                  ------------       ------------       ------------
   Net increase (decrease) in Investor Shares ..............         1,478,595           (250,489)          (220,059)
                                                                  ============       ============       ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                      30-31

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX       FOR THE      FOR THE      FOR THE      FOR THE     FOR THE     FOR THE
                                              MONTHS       YEAR         YEAR         YEAR        PERIOD       YEAR       PERIOD
                                               ENDED       ENDED        ENDED        ENDED        ENDED       ENDED       ENDED
                                             APRIL 30,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   MAY 31,     MAY 31,
                                               2003        2002         2001         2000       1999 (A)      1999      1998 (H)
                                            ---------   ----------   ----------   ----------   ----------   ---------   ---------
                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD ....... $  7.81      $  7.49      $ 10.49     $  12.18     $  10.62      $  9.04    $ 10.00
                                             -------      -------      -------     --------     --------      -------    -------
INVESTMENT OPERATIONS (B)
   Net Investment Income (Loss) ............    0.01           --         0.02        (0.18)       (0.03)        0.03       0.02
   Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
     Currency Transactions .................    0.35         0.32        (3.02)       (0.90)        1.59         1.58      (0.98)
                                             -------      -------      -------     --------     --------      -------    -------
   TOTAL FROM INVESTMENT OPERATIONS ........    0.36         0.32        (3.00)       (1.08)        1.56         1.61      (0.96)
                                             -------      -------      -------     --------     --------      -------    -------
DISTRIBUTIONS FROM
   Net Investment Income ...................      --           --           --        (0.12)          --        (0.03)        --
   Net Realized Gain on Investments
     and Foreign Currency
     Transactions ..........................      --           --           --        (0.49)          --           --         --
                                             -------      -------      -------     --------     --------      -------    -------
   TOTAL DISTRIBUTIONS .....................      --           --           --        (0.61)          --        (0.03)        --
                                             -------      -------      -------     --------     --------      -------    -------
NET ASSET VALUE, END OF PERIOD ............. $  8.17      $  7.81      $  7.49     $  10.49     $  12.18      $ 10.62    $  9.04
                                             =======      =======      =======     ========     ========      =======    =======
TOTAL RETURN (C) ...........................    4.61%        4.27%      (28.60)%     (10.00)%      14.69%       17.88%     (9.60)%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) ..... $11,533      $43,120      $29,220     $ 31,553     $  3,162     $  2,218    $    18
   Ratios to Average Net Assets: (b)
     Expenses including reimbursement/
       waiver of fees ......................    1.50%(d)     1.63%        1.70%        1.70%        1.70%(d)     1.65%      1.70%(d)
     Expenses excluding reimbursement/
       waiver of fees ......................    2.77%(d)     2.39%        2.38%        2.35%        7.84%(d)    10.74%        --(g)
     Net investment income (loss)
       including reimbursement/
       waiver of fees ......................    0.64%(d)    (0.10)%       0.20%       (0.61)%      (0.59)%(d)    0.51%      1.72%(d)
   Portfolio Turnover Rate (e) .............      42%(f)      167%         144%         192%         160%(f)      177%        23%(f)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Since September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) The portfolio turnover rates for the period ended May 31, 1998 and year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ended October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(f) Not annualized.
(g) Amount is not meaningful due to short period of operations.
(h) For the period October 31, 1997 (commencement of Operations) through May 31, 1998.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX
                                              MONTHS
                                               ENDED                     FOR THE YEARS ENDED OCTOBER 31,
                                            APRIL 30,     --------------------------------------------------------------------
                                             2003 (F)        2002         2001          2000           1999           1998
                                            ---------     ----------   ----------   ------------   ------------   ------------
                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD ....... $  5.37       $  7.26       $ 16.74      $  17.02       $  17.10        $ 18.37
                                             -------       -------       -------      --------       --------        -------
INVESTMENT OPERATIONS (A)
   Net Investment Income ...................    0.02          0.04          0.09          0.15           0.07           0.23
   Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
     Currency Transactions .................   (0.18)        (1.13)        (2.38)         1.24           3.20           0.34
                                             -------       -------       -------      --------       --------        -------
   TOTAL FROM INVESTMENT OPERATIONS ........   (0.16)        (1.09)        (2.29)         1.39           3.27           0.57
                                             -------       -------       -------      --------       --------        -------
DISTRIBUTIONS FROM
   Net Investment Income ...................   (0.07)           --         (0.31)        (0.07)         (0.18)         (0.29)
   Net Realized Gain on Investments
     and Foreign Currency
     Transactions ..........................   (0.11)        (0.80)        (6.88)        (1.60)         (3.17)         (1.55)
                                             -------       -------       -------      --------       --------        -------
   TOTAL DISTRIBUTIONS .....................   (0.18)        (0.80)        (7.19)        (1.67)         (3.35)         (1.84)
                                             -------       -------       -------      --------       --------        -------
   NET ASSET VALUE, END OF PERIOD .......... $  5.03       $  5.37       $  7.26      $  16.74       $  17.02        $ 17.10
                                             =======       =======       =======      ========       ========        =======
TOTAL RETURN (B) ...........................   (3.14)%      (17.20)%      (24.96)%        8.02%         21.82%          3.82%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) ..... $ 5,211       $ 6,427       $20,850      $105,363       $157,620       $129,955
   Ratios to Average Net Assets: (a)
     Expenses including reimbursement/
       waiver of fees ......................    1.25%(d)      1.14%         0.99%         0.99%          0.99%          0.99%
     Expenses excluding reimbursement/
       waiver of fees ......................    3.55%(d)      1.94%         1.41%         1.14%          1.06%          1.08%
     Net investment income
       including reimbursement/
       waiver of fees ......................    0.91%(d)      0.60%         0.57%         0.54%          0.60%          1.14%
   Portfolio Turnover Rate (c) .............      23%(e)       111%          146%          132%            85%            53%

(a) For periods through May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder International Equity Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c) The portfolio turnover rate for the year October 31, 1998 represents the turnover of the underlying Portfolio, Schroder International Equity Portfolio. For the year ended October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 though October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.
(d) Annualized.
(e) Not Annualized.
(f) Per share amounts calculated using average shares method.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX
                                              MONTHS
                                               ENDED                     FOR THE YEARS ENDED OCTOBER 31,
                                            APRIL 30,     --------------------------------------------------------------------
                                               2003          2002         2001          2000           1999           1998
                                            ---------     ----------   ----------   ------------   ------------   ------------
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD ......  $  2.76       $  3.55       $  4.95       $  6.73        $  7.79        $  9.82
                                             -------       -------       -------       -------        -------        -------
INVESTMENT OPERATIONS
   Net Investment Loss ....................    (0.02)        (0.03)           --(a)      (0.02)         (0.06)         (0.06)
   Net Realized and Unrealized Gain
     (Loss) on Investments ................     0.26         (0.75)        (1.40)         1.26           2.00           0.78
                                             -------       -------       -------       -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS ..........     0.24         (0.78)        (1.40)         1.24           1.94           0.72
                                             -------       -------       -------       -------        -------        -------
DISTRIBUTIONS FROM
   Net Investment Income ..................       --         (0.01)           --            --             --             --
   Net Realized Gain on Investments .......       --            --            --         (2.68)         (3.00)         (2.75)
   Return of Capital ......................       --            --            --         (0.34)            --             --
                                             -------       -------       -------       -------        -------        -------
TOTAL DISTRIBUTIONS .......................       --         (0.01)           --         (3.02)         (3.00)         (2.75)
                                             -------       -------       -------       -------        -------        -------
NET ASSET VALUE, END OF PERIOD ............  $  3.00       $  2.76       $  3.55       $  4.95        $  6.73        $  7.79
                                             =======       =======       =======       =======        =======        =======
TOTAL RETURN (B) ..........................     8.70%       (22.05)%      (28.28)%       18.73%         30.95%          8.87%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) (c)   $ 7,863       $ 9,475       $19,447       $48,327        $14,110        $12,540
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees .....................     2.83%(d)      2.01%         1.50%         1.40%          1.50%          1.50%
     Expenses excluding reimbursement/
       waiver of fees .....................     3.63%(d)      2.22%         1.76%         1.55%          1.99%          1.85%
     Net investment loss
       including reimbursement/
       waiver of fees .....................    (0.95)%(d)    (0.75)%       (0.08)%       (0.79)%        (0.93)%        (0.71)%
   Portfolio Turnover Rate ................       30%(e)        57%           62%          195%            87%           209%

(a) Amount was less than $(0.01) per share.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000.
(d) Annualized.
(e) Not Annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX       FOR THE      FOR THE      FOR THE      FOR THE          FOR THE
                                              MONTHS       YEAR         YEAR         YEAR        PERIOD          YEAR ENDED
                                               ENDED       ENDED        ENDED        ENDED        ENDED            MAY 31,
                                             APRIL 30,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  ---------------------
                                               2003        2002         2001         2000       1999 (A)      1999        1998
                                            ---------   ----------   ----------   ----------   ----------   ---------   ---------
                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD ......  $ 12.57      $ 15.17      $ 18.01      $ 12.79     $  12.80      $ 14.76    $ 13.26
                                             -------      -------      -------      -------     --------      -------    -------
INVESTMENT OPERATIONS (B)
   Net Investment Loss ....................    (0.10)       (0.10)       (0.13)       (0.08)       (0.03)       (0.09)     (0.06)
   Net Realized and Unrealized Gain
     (Loss) on Investments ................     0.26        (1.15)        0.59         5.30         0.02        (1.84)      2.82
                                             -------      -------      -------      -------     --------      -------    -------
   TOTAL FROM INVESTMENT OPERATIONS .......     0.16        (1.25)        0.46         5.22        (0.01)       (1.93)      2.76
                                             -------      -------      -------      -------     --------      -------    -------
DISTRIBUTIONS FROM
   Net Investment Income ..................       --           --           --           --           --           --         --
   Net Realized Gain on Investments .......    (0.34)       (1.35)       (3.30)          --           --        (0.03)     (1.26)
                                             -------      -------      -------      -------     --------      -------    -------
   TOTAL DISTRIBUTIONS ....................    (0.34)       (1.35)       (3.30)          --           --        (0.03)     (1.26)
                                             -------      -------      -------      -------     --------      -------    -------
NET ASSET VALUE, END OF PERIOD ............  $ 12.39      $ 12.57      $ 15.17      $ 18.01     $  12.79      $ 12.80    $ 14.76
                                             =======      =======      =======      =======     ========      =======    =======
TOTAL RETURN (C) ..........................     1.18%       (9.91)%       3.25%       40.81%       (0.08)%     (13.08)%    21.63%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) ....  $33,915      $41,857      $28,096      $63,637      $42,177      $47,870    $51,679
   Ratios to Average Net Assets: (b)
     Expenses including reimbursement/
       waiver of fees .....................     1.86%(d)     1.49%        1.49%        1.18%        1.35%(d)     1.42%      1.37%
     Expenses excluding reimbursement/
       waiver of fees .....................     2.04%(d)     1.50%        1.83%        1.18%        1.35%(d)     1.45%      1.37%
     Net investment loss
       including reimbursement/
       waiver of fees .....................    (1.23)%(d)   (0.75)%      (0.79)%      (0.55)%      (0.54)%(d)   (0.65)%    (0.51)%
   Portfolio Turnover Rate (e) ............       82%(f)       81%         105%         172%          52%(f)      119%        55%

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) For the years ended May 31, 1998 and May 31, 1999, the Fund recognized its proportionate share of income, expenses, and gains/losses of its underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) The portfolio turnover rates for the years ended May 31, 1998 and May 31, 1999 represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.
(f)  Not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX
                                              MONTHS
                                               ENDED                     FOR THE YEARS ENDED OCTOBER 31,
                                            APRIL 30,     --------------------------------------------------------------------
                                               2003          2002         2001          2000           1999           1998
                                            ---------     ----------   ----------   ------------   ------------   ------------
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD ....... $  9.67       $ 11.11       $ 13.50       $ 10.88       $   9.72        $ 10.36
                                             -------       -------       -------       -------       --------        -------
INVESTMENT OPERATIONS
   Net Investment Loss .....................   (0.01)        (0.05)        (0.02)        (0.01)            --          (0.01)
   Net Realized and Unrealized Gain
     (Loss) on Investments .................    0.46         (0.46)(c)     (1.13)         2.63           1.16          (0.63)
                                             -------       -------       -------       -------       --------        -------
   TOTAL FROM INVESTMENT OPERATIONS ........    0.45         (0.51)        (1.15)         2.62           1.16          (0.64)
                                             -------       -------       -------       -------       --------        -------
DISTRIBUTIONS FROM
   Net Investment Income ...................      --            --         (0.01)           --(a)          --             --
   Net Realized Gain on Investments ........   (1.42)        (0.93)        (1.23)           --             --             --
                                             -------       -------       -------       -------       --------        -------
TOTAL DISTRIBUTIONS ........................   (1.42)        (0.93)        (1.24)           --             --             --
                                             -------       -------       -------       -------       --------        -------
NET ASSET VALUE, END OF PERIOD ............. $  8.70       $  9.67        $11.11        $13.50       $  10.88        $  9.72
                                             =======       =======       =======       =======       ========        =======
TOTAL RETURN (B) ...........................    4.51%        (5.80)%       (9.30)%       24.11%         11.98%         (6.18)%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) .....  $1,979        $2,882        $6,094        $8,161        $11,179        $10,484
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees ......................    1.35%(d)      1.35%         1.35%         1.35%          1.35%          1.35%
     Expenses excluding reimbursement/
       waiver of fees ......................    3.71%(d)      2.30%         3.43%         2.59%          2.28%          2.47%
     Net investment loss
       including reimbursement/
       waiver of fees ......................   (0.23)%(d)    (0.33)%       (0.12)%       (0.03)%        (0.03)%        (0.06)%
   Portfolio Turnover Rate .................      63%(e)       102%          149%          141%           175%           166%

(a) Amount was less than $0.01 per share.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(d) Annualized.
(e) Not Annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX
                                              MONTHS
                                               ENDED                     FOR THE YEARS ENDED OCTOBER 31,
                                            APRIL 30,     --------------------------------------------------------------------
                                               2003          2002         2001          2000           1999           1998
                                            ---------     ----------   ----------   ------------   ------------   ------------
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD ......  $ 10.24       $ 13.50       $ 16.18       $ 13.10       $  12.91        $ 17.67
                                             -------       -------       -------       -------       --------        -------
INVESTMENT OPERATIONS
   Net Investment Loss ....................    (0.05)        (0.12)        (0.12)        (0.09)         (0.08)         (0.02)
   Net Realized and Unrealized Gain
     (Loss) on Investments ................     0.83         (2.04)         0.89          3.74           0.51          (2.05)
                                             -------       -------       -------       -------       --------        -------
   TOTAL FROM INVESTMENT OPERATIONS .......     0.78         (2.16)         0.77          3.65           0.43          (2.07)
                                             -------       -------       -------       -------       --------        -------
DISTRIBUTIONS FROM
   Net Investment Income ..................       --            --            --            --             --             --
   Net Realized Gain on Investments .......       --         (1.10)        (3.45)        (0.57)         (0.24)         (2.69)
                                             -------       -------       -------       -------       --------        -------
   TOTAL DISTRIBUTIONS ....................       --         (1.10)        (3.45)        (0.57)         (0.24)         (2.69)
                                             -------       -------       -------       -------       --------        -------
NET ASSET VALUE, END OF PERIOD ............  $ 11.02       $ 10.24       $ 13.50       $ 16.18       $  13.10        $ 12.91
                                             =======       =======       =======       =======       ========        =======
TOTAL RETURN ..............................     7.62%(a)    (17.74)%(a)     5.17%        28.98%          3.40%        (13.29)%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) ....  $33,120       $28,587       $40,655       $53,240        $60,206        $67,814
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees .....................     1.70%(b)      1.65%         1.66%         1.44%          1.50%          1.29%
     Expenses excluding reimbursement/
       waiver of fees .....................     2.21%(b)      1.65%         1.66%         1.44%          1.50%          1.29%
     Net investment loss
       including reimbursement/
       waiver of fees .....................    (1.07)%(b)    (0.83)%       (0.73)%       (0.39)%        (0.54)%        (0.14)%
   Portfolio Turnover Rate ................       32%(c)        85%           92%          104%           102%            88%

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (see Note 3). Total return calculations for a period of less than one year are not annualized.
(b) Annualized.
(c) Not Annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into five separate investment portfolios, the following four of which appear in this report:
Schroder Emerging Markets Fund, Schroder International Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Opportunities Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into two separate investment portfolios -- Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (collectively, the "SST Funds" and, together with the SCFD Funds, the "Funds").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Funds' Board of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy (other than Schroder U.S. Large Cap Equity Fund which is prohibited from investing in repurchase agreements) that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on realized gains and unrealized appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2003 (UNAUDITED)

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

EQUITY-LINKED WARRANTS: The Emerging Markets and International Funds each may invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2003 (UNAUDITED)

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 1.00% for Schroder Emerging Markets Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for each of Schroder International Fund and Schroder U.S. Opportunities Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.90% for Schroder MidCap Value Fund; and 0.95% for Schroder Small Capitalization Value Fund. SIMNA has contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2003 to the annual rate of 0.45% of that Fund's average daily net assets.

Effective April 1, 2003, SIMNA retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser responsible for the portfolio management of Schroder Emerging Markets Fund. For its services, SIMNA pays SIMNA Ltd. 25% of the investment advisory fees SIMNA receives from the Fund.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of Schroder International Fund; and 0.25% of the average daily net assets of Schroder Emerging Markets Fund and Schroder U.S. Opportunities Fund.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Fund Services ("SEI") and Schroder Advisors and SST entered into an administration and accounting agreement with SEI. Under the agreement with SEI, the Funds, together with all mutual funds managed by Schroder, pay fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.15% on the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the fiscal year ended October 31, 2001, to the extent a Fund's Investor Shares total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder Emerging Markets Fund: 1.70%; Schroder International Fund: 0.99%; Schroder U.S. Large Cap Equity Fund: 1.50%; Schroder U.S. Opportunities Fund: 1.49%; Schroder MidCap Value Fund: 1.35%; and Schroder Small Capitalization Value Fund: 1.70%. Except as noted in the following sentences, these contractual expense limitations were extended through October 31, 2003. Effective January 28, 2002 through October 31, 2003 the expense limitation for Schroder International Fund was increased to 1.25%. Effective September 20, 2002 through October 31, 2003 the expense limitation on the expenses of the Schroder Emerging Markets Fund was reduced to 1.50%. For the period from March 1, 2003 through October 31, 2003, the expense limitation of each of the following Funds is as follows: Schroder U.S. Large Cap Equity Fund:
2.00%;  Schroder U.S.  Opportunities  Fund:  2.00%;  Schroder MidCap Value Fund:
1.35%; and Schroder Small Capitalization Value Fund: 1.70%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2003 (UNAUDITED)

NOTE 4 -- REDEMPTION FEE

For the periods shown in this report, Schroder International Fund imposed a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. This charge is designed to cover transaction costs that the Fund incurs (directly and indirectly) as a result of its sale of portfolio securities. The fee, which is not a sales charge, is retained by the Fund and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets shares redeemed amount, and are included as part of Capital paid-in on the Statement of Assets and Liabilities. The redemption fees paid to the Fund for the six months ended April 30, 2003 totalled $915.

Effective July 1, 2003, a redemption fee for Schroder International Fund will be imposed on shares redeemed two months or less from their date of purchase. Also effective July 1, 2003, Schroder Emerging Markets Fund will impose a 2.00% redemption on shares redeemed two months or less from their date of purchase.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Trustees' fees are allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six months ended April 30, 2003 were as follows:
                                                  PURCHASES            SALES
                                                 -----------        -----------
Schroder Emerging Markets Fund ...............   $ 9,356,411        $43,305,970
Schroder International Fund ..................     1,265,763          2,114,061
Schroder U.S. Large Cap Equity Fund ..........     2,356,668          4,537,949
Schroder U.S. Opportunities Fund .............    28,135,099         32,558,740
Schroder MidCap Value Fund ...................     1,260,574          2,021,852
Schroder Small Capitalization Value Fund .....     8,722,055          8,890,637

NOTE 7 -- FEDERAL INCOME TAXES

It is the policy of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for transactions in certain futures and options, foreign currency transactions, non-taxable dividends, investments in passive foreign investment companies, gains resulting from distributions in-kind and losses deferred due to wash sales. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions from short term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2003 (UNAUDITED)

As of October 31, 2002, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                    EXPIRATION
                                                                       DATES
                                                     AMOUNT         OCTOBER 31,
                                                    --------        -----------
Schroder Emerging Markets Fund ................... $ 1,291,678         2007
                                                     2,912,590         2008
                                                    13,879,728         2009
                                                     2,912,053         2010
Schroder International Fund ......................   9,620,366         2009
                                                     3,440,359         2010
Schroder U.S. Large Cap Equity Fund ..............   3,389,363         2009
                                                     2,512,658         2010
Schroder Small Capitalization Value Fund .........     889,924         2010

As of September 20, 2002, the Schroder Emerging Markets Fund charged paid in capital $31,240,268 and credited accumulated net realized loss $31,240,268. Due to the Schroder Emerging Markets Fund merger (Note 10), the Schroder Emerging Markets Fund forfeited $31,240,268 in capital loss carryovers from prior years. The Schroder Emerging Markets Fund has capital loss carryovers of $20,996,049, which may be applied against any realized net taxable gains until the expiration date (see previous schedule for breakdown). The Schroder Emerging Markets Fund did not utilize any net tax basis capital losses during the year ended October 31, 2002 to offset any net realized gains from investment transactions.

At April 30,  2003,  the  identified  cost for  Federal  income tax  purposes of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:

                                                                    GROSS UNREALIZED           NET UNREALIZED
                                               IDENTIFIED           ----------------            APPRECIATION
                                                TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                                                ---------     ------------    --------------   --------------
Schroder Emerging Markets Fund ............... $10,527,998     $1,173,985       $ (971,341)      $  202,644*
Schroder International Fund ..................   5,873,414        185,800          (957,245)        (771,445)
Schroder U.S. Large Cap Equity Fund ..........   8,541,745        377,068        (1,249,839)        (872,771)
Schroder U.S. Opportunities Fund .............  33,305,251      2,652,446        (2,291,805)         360,641
Schroder MidCap Value Fund ...................   1,936,745        215,835           (98,662)         117,173
Schroder Small Capitalization Value Fund .....  30,077,352      4,397,515        (1,987,352)       2,410,163

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Fund has a relatively large portion of its assets invested in companies domiciled in particular foreign countries, including Japan and the United Kingdom. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.
-----------------
*Net of $28,493 accrued foreign capital gains taxes on appreciated securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2003 (UNAUDITED)

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of April 30, 2003 and the total percentage of shares of the Fund held by such shareholders.

                                                      5% OR GREATER SHAREHOLDERS
                                                      --------------------------
                                                      NUMBER     % OF FUND HELD
                                                      ------     --------------
Schroder Emerging Markets Fund .....................     5           83.71%
Schroder International Fund ........................     2           74.32%
Schroder U.S. Large Cap Equity Fund ................     3           25.80%
Schroder U.S. Opportunities Fund ...................     4           60.23%
Schroder MidCap Value Fund .........................     4           82.92%
Schroder Small Capitalization Value Fund ...........     4           42.91%

NOTE 10 -- MERGER

As of the close of business on September 20, 2002, Schroder Emerging Markets Fund acquired all the net assets of Schroder Emerging Markets Fund Institutional Portfolio, a series of Schroder Capital Funds (Delaware), pursuant to a plan of reorganization approved by the shareholders of Schroder Emerging Markets Fund Institutional Portfolio on September 5, 2002.

The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                                    AT CLOSE OF BUSINESS SEPTEMBER 20, 2002
                                          --------------------------------------------------------
                                              SCHRODER EMERGING
                                                MARKETS FUND
                                           INSTITUTIONAL PORTFOLIO
                                          -------------------------
                                                                                         SCHRODER
                                            INVESTOR       ADVISOR         EMERGING       MERGED
                                             SHARES        SHARES        MARKETS FUND     ASSETS
                                          -----------   -----------      ------------   ----------
Net Assets* ............................. $13,952,640   $ 2,787,110      $26,254,161   $42,993,911
Unrealized Appreciation (Depreciation) ..     838,793    (1,766,057)      (1,545,006)   (2,472,270)
Shares Outstanding ......................   2,091,257       417,853        3,441,595     5,635,763
Net Asset Value Per Share ...............        6.67          6.67             7.63          7.63

NOTE 11 -- SUBSEQUENT EVENT

On May 30, 2003, shareholders of Schroder Ultra Fund (the "Ultra Fund"), a series of Schroder Capital Funds (Delaware), approved an agreement and plan of reorganization pursuant to which Schroder U.S. Opportunities Fund will acquire all of the assets and assume all of the liabilities of the Ultra Fund, in complete liquidation of the Ultra Fund. The transaction is expected to occur on or about June 20, 2003, subject to satisfaction of closing conditions.

----------------
*Net assets for the Schroder Emerging Markets Fund  Institutional  Portfolio was
 $16,739,750 which included net investment loss of $20,535, accumulated losses of $38,667,601 and unrealized losses of $927,417.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)

The Schroder U.S. Opportunities Fund is designating the following items with regard to fiscal year to date distributions as of April 30, 2003.

                            LONG TERM     QUALIFIED
                           (20% RATE)      5-YEAR       ORDINARY
                          CAPITAL GAIN      GAIN         INCOME      TAX-EXEMPT      TOTAL       QUALIFYING
FUND                      DISTRIBUTION  DISTRIBUTION  DISTRIBUTIONS   INTEREST   DISTRIBUTIONS  DIVIDENDS (1)
--------------------------------------------------------------------------------------------------------------
Schroder
U.S. Opportunities Fund      100.00%        0.00%         0.00%        0.00%       100.00%         0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

--------------------------------------------------------------------------------

================================================================================
            INVESTMENT ADVISOR Schroder Investment Management North America Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

                      TRUSTEES Peter L. Clark (CHAIRMAN)
                               David N. Dinkins
                               Peter E. Guernsey
                               John I. Howell
                               Peter S. Knight
                               Catherine A. Mazza
                               William L. Means
                               Clarence F. Michalis
                               Hermann C. Schwab

                   DISTRIBUTOR Schroder Fund Advisors Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

        TRANSFER & SHAREHOLDER Boston Financial Data Services, Inc.
               SERVICING AGENT

                     CUSTODIAN J.P. Morgan Chase & Co.

                       COUNSEL Ropes & Gray

INDEPENDENT PUBLIC ACCOUNTANTS PricewaterhouseCoopers LLP




                               The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.


                               SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER SERIES TRUST
                               P.O. BOX 8507
                               BOSTON, MA 02266
                               (800) 464-3108

                               WSSARPT503

[LOGO OMITTED]
SCHRODERS

ITEM 2.   CODE OF ETHICS.

Not applicable - only effective for annual reports for periods ending on or after July 15, 2003.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable - only effective for annual reports for periods ending on or after July 15, 2003.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports for periods ending on or after December 15, 2003.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   (RESERVED)

ITEM 9.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (including recent enhancements designed to ensure timely recording of settlement amounts received in respect of class action litigation relating to portfolio securities held by the registrant) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEMS 10. EXHIBITS.


(a) Not applicable.

(b) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2), are filed herewith. Officer certifications as required by Section 906 of the Sarbanes Oxley Act of 2002, also accompany this filing as an Exhibit.
--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             Schroder Capital Funds (Delaware)


By (Signature and Title)*                \s\ Catherine A. Mazza
                                         ---------------------------------------
                                         Catherine A. Mazza, Principal Executive
                                         Officer

Date 7/8/03





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                \s\ Catherine A. Mazza
                                         -----------------------------------
                                         Catherine A. Mazza, Principal Executive
                                         Officer


Date 7/8/03


By (Signature and Title)*                \s\ Alan M. Mandel
                                         ------------------------------
                                         Alan M. Mandel, Treasurer and
                                         Chief Financial Officer

Date 7/8/03
* Print the name and title of each signing officer under his or her signature.